Your plan is an important legal document. This sample plan has been prepared based on our understanding of the desired provisions. It may not fit your situation. You should consult with your lawyer on the plan's legal and tax implications. Neither Principal Mutual Life Insurance Company nor its agents can be responsible for the legal or tax aspects of the plan nor its appropriateness for your situation. If you wish to change the provisions of this sample plan, you may ask us to prepare new sample wording for you and your lawyer to review.

                           PRAXAIR DISTRIBUTION, INC.

                             401(K) RETIREMENT PLAN


























Defined Contribution Plan 7.7
Restated as of August 1, 1997

                                TABLE OF CONTENTS

INTRODUCTION

ARTICLE I                     FORMAT AND DEFINITIONS
         Section 1.01         Format
         Section 1 02         Definitions

ARTICLE II                    PARTICIPATION
         Section 2.01         Active Participant
         Section 2.02         Inactive Participant
         Section 2.03         Cessation of Participation
         Section 2.04         Adopting Employer - Single Plan

ARTICLE III                   CONTRIBUTIONS
         Section 3.01         Employer Contributions
         Section 3.01A        Voluntary Contributions by Participants
         Section 3.01B        Rollover Contributions
         Section 3.01C        Deductible Contributions by Participant
         Section 3.02         Forfeitures
         Section 3.03         Allocation
         Section 3.04         Contribution Limitation
         Section 3.05         Excess Amounts

ARTICLE IV                    INVESTMENT OF CONTRIBUTIONS
         Section 4.01         Investment of Contributions
         Section 4.01A        Investment in Qualifying Employer Securities
         Section 4.01B        Limitation on Investment in Qualifying Employer
                                 Securities by Some Participants
         Section 4.01C        Dividends, Rights, Warrants and Scrip
         Section 4.02         Purchase of Insurance
         Section 4.03         Transfer of Ownership
         Section 4.04         Termination of Insurance

ARTICLE V                     BENEFITS
         Section 5.01         Retirement Benefits
         Section 5.02         Death Benefits
         Section 5.03         Vested Benefits
         Section 5.04         When Benefits Start
         Section 5.05         Withdrawal Privileges
         Section 5.06         Loans to Participants

ARTICLE Vl                    DISTRIBUTION OF BENEFITS
         Section 6.01         Automatic Forms of Distribution
         Section 6.02         Optional Forms of Distribution and Distribution
                                    Requirements
         Section 6.02B        Distributions in Qualifying Employer Securities
         Section 6.03         Election Procedures
         Section 6.04         Notice Requirements

ARTICLE VII                   TERMINATION OF PLAN

ARTICLE VIII                  ADMINISTRATION OF PLAN
         Section 8.01         Administration
         Section 8.02         Records
         Section 8.03         Information Available
         Section 8.04         Claim and Appeal Procedures
         Section 8.05         Unclaimed Vested Account Procedure
         Section 8.06         Delegation of Authority

ARTICLE IX                    GENERAL PROVISIONS
         Section 9.01         Amendments
         Section 9.02         Direct Rollovers
         Section 9.03         Mergers and Direct Transfers
         Section 9.04         Provisions Relating to the Insurer and Other
                                    Parties
         Section 9.05         Employment Status
         Section 9.06         Rights to Plan Assets
         Section 9.07         Beneficiary
         Section 9.08         Nonalienation of Benefits
         Section 9.09         Construction
         Section 9.10         Legal Actions
         Section 9.11         Small Amounts
         Section 9.12         Word Usage
         Section 9.13         Transfers Between Plans
         Section 9 14         Qualification of Plan

ARTICLE X                     TOP-HEAVY PLAN REQUIREMENTS
         Section 10.01        Application
         Section 10.02        Definitions
         Section 10.03        Modification of Vesting Requirements
         Section 10.04        Modification of Contributions
         Section 10 05        Modification of Contribution Limitation

ARTICLE Xl                   MERGER AND ACCOUNT BALANCES

PLAN EXECUTION

                                  INTRODUCTION

         Genex, LTD previously established a 401 (K) profit sharing plan on March 1, 1989.

         The restatement effective March 1, 1989, is set forth in this document and is substituted in lieu of the prior document. The restatement has now been amended with four amendments.

         The Plan was subsequently adopted by Praxair Distribution, Inc. Praxair Distribution, Inc. is now the Primary Employer.

         All Eligible Employees are eligible to participate in this Plan. However, Eligible Employees who are given the option to continue participation in the Praxair Inc. Pension Plan and who elect in writing to do so shall not be eligible to receive the Points-Based Additional Contribution or the company Discretionary Contribution.

         Union employees are not eligible to participate in this Plan unless the Plan specifically provides for their coverage.

         It is intended that the restated 401 (k) profit sharing plan qualify as a profit sharing plan under the Internal Revenue Code of 1986, including any later amendments to the Code. The Employer agrees to operate the plan according to the terms, provisions and conditions set forth in this document.

                                    ARTICLE I
                             FORMAT AND DEFINITIONS

SECTION 1.01--FORMAT.

         Words and phrases defined in the DEFINITIONS SECTION of Article I shall have that defined meaning when used in this Plan, unless the context clearly indicates otherwise.

         These words and phrases have an initial capital letter to aid in identifying them as defined terms.

SECTION 1.02--DEFINITIONS.

         ACCOUNT means, for a Participant, the sum of the cash value of any Insurance Policy for him plus his share of the Investment Fund. Separate accounting records are kept for those parts of his Account that result from:

         a)       Voluntary Contributions.
         b)       Deductible Contributions by Participants (made prior to
                     January 1, 1987).
         c)       Elective Deferral Contributions.
         d)       Matching Contributions.
         e)       Other Employer Contributions

         If the Employer elects to include any of these Contributions in computing the percentages in the EXCESS AMOUNTS SECTION of Article III, a separate accounting record shall be kept for any part of his Account resulting from such Employer Contributions.

         f)       Rollover Contributions.

         If the Participant's Vesting Percentage is less than 100% as to any of the Employer Contributions, a separate accounting record will be kept for any part of his Account resulting from such Employer Contributions and, if there has been a prior Forfeiture Date, from such Contributions made before a prior Forfeiture Date.

         A Participant's Account shall be reduced by any distribution of his Vested Account and by any Forfeitures. A Participant's Account will participate in the earnings credited, expenses charged and any appreciation or depreciation of the Investment Fund. His Account is subject to any minimum guarantees applicable under the Group Contract or other investment arrangement.

ACCRUAL SERVICE means one year of service for each Accrual Computation Period in which an Employee is credited with at least 1,000 Hours-of-Service.

However, Accrual Service is modified as follows:

Predecessor Employer Service included:

         For purposes of Points-Based Additional Contributions, an Employee's service with a Predecessor Employer shall be included. This service shall include the number of full years and full months at any of the companies listed in the definition of Predecessor Employer, from the date of hire to the effective date of the company's merger into the Primary Employer or an Adopting Employer, as was listed on the payroll records of the Predecessor Employer.

Period of Military Service included:

         A Period of Military Service shall be included as service with the Employer to the extent it has not already been credited. For purposes of crediting Hours-of-Service during the Period of Military Duty, an Hour-of-Service shall be credited (without regard to the 501 Hour-of-Service limitation) for each hour an Employee would normally have been scheduled to work for the Employer during such Period.

         ACCRUAL COMPUTATION PERIOD means a 12-consecutive month period ending on (i) each March 31 through (ii) March 31, 1994, and (iii) each 12-consecutive month period ending on each December 31.

         ACTIVE   PARTICIPANT   means  an  Eligible  Employee  who  is  actively
participating in the Plan according to the provisions in the ACTIVE PARTICIPANT SECTION of Article II.

         ADDITIONAL CONTRIBUTIONS means additional contributions made by the Employer to fund this Plan. See the EMPLOYER CONTRIBUTIONS SECTION of Article III.

         ADOPTING EMPLOYER means an employer controlled by or affiliated with the Employer and listed in the ADOPTING EMPLOYERS - SINGLE PLAN SECTION of
Article II.

         AFFILIATED SERVICE GROUP means any group of corporations, partnerships or other organizations of which the Employer is a part and which is affiliated within the meaning of Code Section 414(m) and regulations thereunder. Such a group includes at least two organizations one of which is either a service organization (that is, an organization the principal business of which is performing services), or an organization the principal business of which is performing management functions on a regular and continuing basis. Such service is of a type historically performed by employees. In the case of a management organization, the Affiliated Service Group shall include organizations related, within the meaning of Code Section 144(a)(3), to either the management organization or the organization for which it performs management functions. The term Controlled Group, as it is used in this Plan, shall include the term, Affiliated Service Group

         ANNUAL   COMPENSATION   means,   on  any  given  date,  the  Employee's
Compensation for the latest Compensation Year ending on or before the given date.

         ANNUITY STARTING DATE means, for a Participant, the first day of the first period for which an amount is payable as an annuity or any other form.

         BENEFICIARY means the person or persons named by a Participant to receive any benefits under this Plan upon the Participant's death. See the BENEFICIARY SECTION of Article IX.

         CLAIMANT means any person who has made a claim for benefits under this Plan. See the CLAIM AND APPEAL PROCEDURES SECTION of Article VIII.

         CODE means the Internal Revenue Code of 1986, as amended.

         COMPENSATION means, except as modified in this definition, the total earnings paid or made available to an Employee by the Employer during any specified period.

         "Earnings" in this definition means Compensation as defined in the CONTRIBUTION LIMITATION SECTION of Article III.

         Compensation shall also include elective contributions. Elective contributions are amounts excludable from the Employee's gross income under Code Sections 125, 402(e)(3), 402(h) or 403(b), and contributed by the Employer, at the Employee's election, to a Code Section 401(k) arrangement, a simplified employee pension, cafeteria plan or tax-sheltered annuity. Elective contributions also include Compensation deferred under a Code Section 457 plan maintained by the Employer and Employee contributions "picked up" by a governmental entity and, pursuant to Code Section 414(h)(2), treated as Employer contributions.

         For purposes of the EXCESS AMOUNTS SECTION of Article III, the Employer may elect to use an alternative nondiscriminatory definition of Compensation in accordance with the regulations under Code Section 414(s).

         For purposes of determining the amount of Elective Deferral Contributions, Compensation shall exclude reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses; deferred compensation and welfare benefits.

         For purpose of determining the allocation or amount of Points-Based Additional Contributions the following shall be excluded from compensation:

                  bonuses
                  overtime pay
                  other special compensation
                  any compensation other than base pay and commissions

         For Plan Years beginning after December 31, 1988, and before January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any year shall not exceed $200,000. For Plan Years beginning on or after January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any year shall not exceed $150,000.

         The $200,000 limit shall be adjusted by the Secretary at the same time and in the same manner as under Code Section 415(d). The $150,000 limit shall be adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401 (a)(17)(B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which pay is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         In determining the Compensation of a Participant for purposes of the annual compensation limit, the rules of Code Section 414(q)(6) shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted annual compensation limit is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level if this Plan provides for permitted disparity) the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this definition prior to the application of this limitation.

         If Compensation for any prior determination period is taken into account in determining a Participant's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1989, which are used to determine benefits in Plan Years beginning after December 31, 1988 and before January 1, 1994, the annual compensation limit is $200,000. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, which are used to determine benefits in Plan Years beginning on or after January 1, 1994, the annual compensation limit is $150,000.

         Compensation means for an Employee who is a Leased Employee the Employee's Compensation for the services he performs for the Employer determined in the same manner as the Compensation of Employees who are not Leased Employees regardless of whether such Compensation would be received directly from the Employer or from the leasing organization.

         COMPENSATION YEAR means each one-year period ending on the last day of the Plan Year including corresponding periods before March 1, 1989 (the last day of the Plan Year before January 1, 1994).

         CONTINGENT ANNUITANT means an individual named by the Participant to receive a lifetime benefit after the Participant's death in accordance with a survivorship life annuity.

CONTRIBUTIONS means

                  Elective Deferral Contributions
                  Matching Contributions
                  Additional Contributions
                  Discretionary Contributions
                  Points-Base Additional Contribution
                  Voluntary Contributions
                  Rollover Contribution

as set out in Article III, unless the context clearly indicates otherwise.

         CONTROLLED GROUP means any group of corporations, trades or businesses of which the Employer is a part that are under common control. A Controlled Group includes any group of corporations trades or businesses whether or not incorporated which is either a parent-subsidiary group a brother-sister group or a combined group within the meaning of Code Section 414(b) Code Section 414(c) and regulations thereunder and for purposes of determining contribution limitations under the CONTRIBUTION LIMITATION SECTION of Article III as modified by Code Section 415(h) and for the purpose of identifying Leased Employees as modified by Code Section 414(a)(3). The term Controlled Group as it is used in this Plan shall include the term Affiliated Service Group and any other employer required to be aggregated with the Employer under Code Section 414(o) and the regulations thereunder.

         DIRECT ROLLOVER means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         DISCRETIONARY CONTRIBUTIONS means discretionary contributions made by the Employer to fund this Plan. See the EMPLOYER CONTRIBUTIONS SECTION of
Article III.

         DISTRIBUTEE means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order as defined in Code Section 414(p) are Distributees with regard to the interest of the spouse or former spouse.

         EARLY RETIREMENT DATE means the first day of any month before a Participant's Normal Retirement Date which the Participant selects for the start of his retirement benefit. This day shall be on or after the date on which he ceases to be an Employee and the date he meets the following requirement(s):

          a)   He has attained age 55.

          b) He has completed 6 years (before January 1, 1992, 10 years) of Vesting Service.

         ELECTIVE DEFERRAL CONTRIBUTIONS means Contributions made by the Employer to fund this Plan in accordance with a qualified cash or deferred arrangement as described in Code Section 401(k). See the EMPLOYER CONTRIBUTIONS SECTION of
Article III.

         ELIGIBILITY BREAK IN SERVICE means an Eligibility Computation Period in which an Employee is credited with 500 or fewer Hours-of-Service. An Employee incurs an Eligibility Break in Service on the last day of an Eligibility Computation Period in which he has an Eligible Break in Service.

         ELIGIBILITY COMPUTATION PERIOD means a 12-consecutive month period. The first Eligibility Computation Period begins on an Employee's Employment Commencement Date. Later Eligibility Computation Periods shall be 12-consecutive month periods ending on the last day of each Plan Year that begins after his Employment Commencement Date.

         To determine an Eligibility Computation Period after an Eligibility Break in Service, the Plan shall use the 12-consecutive month period beginning on an Employee's Reemployment Commencement Date as if his Reemployment Commencement Date were his Employment Commencement Date.

         ELIGIBILITY SERVICE means one year of service for each Eligibility Computation Period that has ended and in which an Employee is credited with at least 1,000 Hours-of-Service.

         However, Eligibility Service is modified as follows:

Predecessor Employer service included:

         For purposes of Points-Based Additional Contributions, an Employee's service with a Predecessor Employer shall be included. This service shall include the number of full years and full months at any of the companies listed in the definition of Predecessor Employer, from the date of hire to the effective date of the company's merger into the Primary Employer or an Adopting Employer, as was listed on the payroll records of the Predecessor Employer.

Period of Military Duty included:

         A Period of Military Duty shall be included as service with the Employer to the extent it has not already been credited. For purposes of crediting Hours-of-Service during the Period of Military Duty, an Hour-of-Service shall be credited (without regard to the 501 Hour-of-Service limitation) for each hour an Employee would normally have been scheduled to work for the Employer during such period.

Controlled Group service included:

         An Employee's service with a member firm of a Controlled Group while both that firm and the Employer were members of the Controlled Group shall be included as service with the Employer.

         ELIGIBLE EMPLOYEE means any Employee of the Employer or of an Adopting Employer who meets the following requirement. His employment classification with the Employer is one of the following:

         Represented for collective bargaining purposes by United Electrical Radio and Machine Workers of America (UK) Local No. 1139.

         Nonbargaining class (not represented for collective bargaining purposes by a bargaining unit which has bargained in good faith with the Employer on the subject of retirement benefits).

         On and after January 1, 1997, Employees represented for collective bargaining purposes by Teamsters Local 1110.

         On and after February 1, 1997, Employees represented for collective bargaining purposes by Teamsters Local 294.

         ELIGIBLE RETIREMENT PLAN means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408 (b), an annuity plan described in Code Section 403(a) or a qualified trust described in Code Section 401(a), that accepts the Distributee's Eligible Rollover Distribution.

         However, in the case of an Eligible Rollover distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         ELIGIBLE ROLLOVER DISTRIBUTION means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

         (a) Any distribution that is one of a series of substantially equal periodic payment (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more.

         (b) Any distribution to the extent such distribution is required under Code Section 401 (a)(9).

         (c) The portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         EMPLOYEE means an individual who is employed by the Employer, Adopting Employer or any other employer required to be aggregated with the Employer under Code Sections 414(b), (c), (m) or (o). A Controlled Group member is required to be aggregated with the Employer.

         The term Employee shall also include any Leased Employee deemed to be an employee of any employer described in the preceding paragraph as provided in Code Sections 414(n) or 414(o).

         EMPLOYER means the Primary Employer and any Adopting Employer. This will also include any successor corporation or firm of the Employer which shall, by written agreement, assume the obligations of this Plan or any predecessor corporation or firm of the Employer (absorbed by the Employer, or of which the Employer was once a part) which became a predecessor because of a change of name, merger, purchase of stock or purchase of assets and which maintained this Plan

EMPLOYER CONTRIBUTIONS means

                  Elective Deferral Contributions
                  Matching Contributions
                  Additional Contributions
                  Discretionary Contributions
                  Points-Based Additional Contributions

as set out in Article III, unless the context clearly indicates otherwise.

         EMPLOYMENT COMMENCEMENT DATE means the date an Employee first performs an Hour-of-Service.

         ENTRY DATE means the date an Employee first enters the Plan as an Active Participant. See the ACTIVE PARTICIPANT SECTION of Article II

         FAMILY   MEMBER   means  an   individual   described  in  Code  Section
414(q)(6)(B).

         FISCAL YEAR means the Primary Employer's taxable year. The last day of the Fiscal Year is December 31.

         FORFEITURE means the part, if any, of a Participant's Account that is forfeited. See the FORFEITURES SECTION of Article III.

         FORFEITURE DATE means, as to a Participant, the date the Participant incurs five consecutive Vesting Breaks in Service. A Participant incurs a Vesting Break in Service on the last day of the period used to determine The Vesting Break in Service.

         This is the date on which the Participant's Nonvested Account will be forfeited unless an earlier forfeiture occurs as provided in the FORFEITURES SECTION of Article III.

         GROUP CONTRACT means the group annuity contract or contracts into which the Trustee enters with the Insurer for the investment of Contributions and the payment of benefits under this Plan. The term Group Contract as it is used in this Plan is deemed to include the plural unless the context clearly indicates otherwise.

         HIGHLY COMPENSATED EMPLOYEE means a highly compensated active Employee or a highly compensated former Employee.

         A highly compensated active Employee means any Employee who performs service for the Employer during the determination year and who, during the look-back year:

         a) received compensation from the Employer in excess of $575,000 (as adjusted pursuant to Code Section 415(d)):

         b) received compensation from the Employer in excess of $550,000 (as adjusted pursuant to Code Section 415(d)) and was a member of the top-paid group for such Year; or

         c) was an officer of the Employer and received compensation during such year that is greater than 50 percent of the dollar limitation in effect under Code Section 415(b)(1)(A).

The term Highly Compensated Employee also means:

         d) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most compensation from the Employer during the determination year; and

         e) Employees who are 5 percent owners at any time during the look-back year or determination year.

         If no officer has satisfied the compensation requirement of (c) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

         For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year.

         A highly compensated former Employee means any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

         If an Employee is, during a determination year or look-back year, a family member of either a 5 percent owner who is an active or former Employee or a Highly Compensated

Employee who is one of the 10 most highly compensated Employees ranked on the basis of compensation paid by the Employer during such year, then the family member and the 5 percent owner or top-ten highly compensated Employee shall be aggregated. In such case, the family member and 5 percent owner or top-ten highly compensated Employee shall be treated as a single Employee receiving compensation and Plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and 5 percent owner or top-ten highly compensated Employee. For purposes of this definition, family member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

         The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the compensation that is considered, will be made in accordance with Code
Section 414(q) and the regulations thereunder.

HOUR-OF-SERVICE means the following:

         a) Each hour for which an Employee is paid, or entitled to payment for performing duties for the Employer during the applicable computation Period.

         b) Each hour for which an Employee is paid, or entitled to payment, by the Employer because of a period of time in which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Notwithstanding the preceding provisions of this subparagraph (b), no credit will be given to the Employee

               1.   for more than 501  Hours-of-Service  under this subparagraph
                    (b) because of any single continuous period in which the Employee performs no duties (whether or not such period occurs in a single computation period); or

               2. for an Hour-of-Service for which the Employee is directly or indirectly paid, or entitled to payment, because of a period in which no duties are performed if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's or workmen's compensation, or unemployment compensation or disability insurance laws; or

               3. for an Hour-of-Service for a payment which solely reimburses the Employee for medical or medically related expenses incurred by him.

               For purposes of this subparagraph (b), a payment shall be deemed to be made by, or due from the Employer, regardless of whether such payment is made by, or due from the Employer, directly or indirectly through, among others, a trust fund or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular employees or are on behalf of a group of employees in the aggregate.

         c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours-of-Service shall not be credited under both subparagraph
               (a) or subparagraph (b) above (as the case may be) and under this subparagraph (c) Crediting of Hours-of-Service for back pay awarded or agreed to with respect to periods described in subparagraph (b) above will be subject to the limitations set forth in that subparagraph.

          The crediting of Hours-of-Service above shall be applied under the rules of paragraphs (b) and (c) of the Department of Labor Regulation 2530.200b-2 (including any interpretations or opinions implementing said rules); which rules, by this reference, are specifically incorporated in full within this Plan. The reference to paragraph (b) applies to the special rule for determining hours of service for reasons other than the performance of duties such as payments calculated (or not calculated) on the basis of units of time and the rule against double credit. The reference to paragraph (c) applies to the crediting of hours of service to computation periods.

          Hours-of-Service shall be credited for employment with any other employer required to be aggregated with the Employer under Code Sections 414(b),
(c), (m) or (o) and the regulations thereunder for purposes of eligibility and vesting. Hours-of-Service shall also be credited for any individual who is considered an employee for purposes of this Plan pursuant to Code Section 414(n) or Code Section 414(o) and the regulations thereunder.

          Solely for purposes of determining whether a one year break in service has occurred for eligibility or vesting purposes, during a Parental Absence an Employee shall be credited with the Hours-of-Service which otherwise would normally have been credited to the Employee but for such absence, or in any case in which such hours cannot be determined, eight Hours-of-Service per day of such absence. The Hours-of-Service credited under this paragraph shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a break in service in that period; or in all other cases, in the following computation period.

          INACTIVE PARTICIPANT means a former Active Participant who has an Account. See the INACTIVE PARTICIPANT SECTION of Article II

          INSURANCE POLICY means, for a Participant, the life insurance policy or policies on his life issued by the Insurer as provided in Article IV. The term Insurance Policy as it is used in this Plan is deemed to include the plural unless the context clearly indicates otherwise.

          INSURER means Principal Mutual Life Insurance Company and any other insurance company or companies named by the Trustee or Primary Employer.

         INVESTMENT  FUND means the total  assets,  excluding the cash values of
any  Insurance  Policy,   held  for  the  purpose  of  providing   benefits  for
participants. These funds result from Contributions made under the Plan.

         INVESTMENT MANAGER means any fiduciary (other than a trustee or Named Fiduciary)

          a) who has the power to manage, acquire, or dispose of any assets of the Plan; and

          b) who (1) is registered as an investment adviser under the Investment Advisers Act of 1940, or (2) is a bank as defined in the Investment Advisers Act of 1940, or (3) is an insurance company qualified to perform services described in subparagraph
               (a) above under the laws of more than one state; and

          c) who has acknowledged in writing being a fiduciary with respect to the Plan.

         LATE RETIREMENT DATE means the first day of any month which is after a Participant's Normal Retirement Date and on which retirement benefits begin. If a Participant continues to work for the Employer after his Normal Retirement Date, his Late Retirement Date shall be the earliest first day of the month on or after he ceases to be an Employee. An earlier or a later Retirement Date may apply if the Participant so elects. An earlier Retirement Date may apply if the Participant is age 70 1/2. See the WHEN BENEFITS START SECTION of Article V.

         LEASED EMPLOYEE means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to service performed for the recipient employer shall be treated as provided by the recipient employer.

         A Leased Employee shall not be considered an employee of the recipient if:

          a) such employee is covered by a money purchase pension plan providing (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in Code Section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code Sections 125,402(e)(3), 402(h) or 403(b),
               (2) immediate participation, and (3) full and immediate vesting and

          b) Leased Employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce.

         LOAN  ADMINISTRATOR  means  the  person  or  positions   authorized  to
administer the Participant loan program.

         The Loan Administrator is U.S. BENEFITS MANAGER.

         MATCHING   CONTRIBUTIONS  means  matching  contributions  made  by  the
Employer to fund this Plan.  See the EMPLOYER  CONTRIBUTIONS  SECTION of Article
III.

         MONTHLY DATE means each Yearly Date and the same day of each following month during the Plan Year beginning on such Yearly Date.

         NAMED FIDUCIARY means the person or persons who have authority to control and manage the operation and administration of the Plan.

         The Named Fiduciary is the Employer and the Committee.

         NONHIGHLY COMPENSATED EMPLOYEE means an Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member.

         NONVESTED ACCOUNT means the part, if any, of a Participant's Account that is in excess of his Vested Account.

         NORMAL FORM means a single life annuity with installment refund.

         NORMAL RETIREMENT AGE means the age at which the Participant's normal retirement benefit becomes nonforfeitable. A Participant's Normal Retirement Age is the older of age 62 or his age on the date five years after the first day of the Plan Year in which his Entry Date occurred.

         NORMAL RETIREMENT DATE means the earliest first day of the month on or after the date the Participant reaches his Normal Retirement Age. Unless otherwise provided in this Plan, a Participant's retirement benefits shall begin on a Participant's Normal Retirement Date if he has ceased to be an Employee on such date and has a Vested Account. Even if the Participant is an Employee on his Normal Retirement Date, he may choose to have his retirement benefit begin on such date. An earlier Retirement Date may apply if the Participant is age 70 1/2 See the WHEN BENEFITS START SECTION of Article V.

         PARENTAL ABSENCE means an Employee's absence from work which begins on or after the first Yearly Date after December 31, 1984.

          a)   by reason of pregnancy of the Employee,

          b)   by reason of birth of a child of the Employee,

          c) by reason of the placement of a child with the Employee in connection with adoption of such child by such Employee, or

          d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

         PARTICIPANT   means  either  an  Active   Participant  or  an  Inactive
Participant.

         PARTICIPANT CONTRIBUTIONS means Voluntary Contributions as set out in Article III.

         PERIOD OF MILITARY DUTY means, for an Employee

          a) who served as a member of the armed forces of the United States, and

          b) who was reemployed by the Employer at a time when the Employee had a right to reemployment in accordance with seniority rights as protected under Section 2021 through 2026 of Title 38 of the
               U. S. Code.

the period of time from the date the Employee was first absent from active work for the Employer because of such military duty to the date the Employee was reemployed.

         PLAN means the 401(k) profit sharing plan of the Employer set forth in this document, including any later amendments to it.

         PLAN ADMINISTRATOR means the person or persons who administer the Plan.

         The Plan Administrator is the Employer.

         PLAN YEAR means a period beginning on a Yearly Date and ending on the day before the next Yearly Date.

         POINTS-BASED ADDITIONAL CONTRIBUTION means the points-based additional contribution made by the Employer to fund this Plan. See the EMPLOYER CONTRIBUTIONS SECTION of Article III.

         PREDECESSOR EMPLOYER means the companies as listed below. For purposes of Points-Based Additional Contributions and, if applicable, Matching Contributions prior to July 1, 1996, as of the effective date listed next to each company, an Employee's service for Accrual Service, Eligibility Service and Vesting Service shall include the number of full years and full months at any of the following companies from the date of hire until the company's merger into the Primary Employer or an Adopting Employer, as was listed on the payroll records of the following companies:

                                                              Effective Date
         Parry Corporation                                    01-01-1997
         Arizona Welding and Equipment Co.                    01-01-1997
         Northern Cryogenic and Welding Supply Co.            01-01-1997

         Valley Welding Supply Co.                            01-01-1997
           (corporation merged into Arizona Welding
           and equipment Co. 12/31/1995)
         General Welding Supply Co.                           07-01-1996
         Coulter Welding Supply Co.                           01-01-1996
         Bob Smith Corporation                                10-01-1996
         Wilson Welding Oxygen & Supply Co.                   11-01-1996
         Columbus Welding Equipment Co., Inc.                 11-01-1996
         Welder and Industrial Service Co.                    11-22-1996
         Valley Welding Supply Co.                            06-02-1997
           (corporation merged into Praxair Distribution,
           Inc. as of June 2, 1997)
         Jay-Ox, Inc.                                         02-01-1996
         Albany Calcium, Inc.                                 01-01-1997
         Liquid Carbonic Industries, Inc.                     01-01-1997

         PRIMARY EMPLOYER means PRAXAIR DISTRIBUTION, INC. and any successor thereto and Genex, LTD until its merger into Praxair Distribution, Inc.

         QUALIFIED JOINT AND SURVIVOR FORM means for a Participant who has a spouse, an immediate survivorship life annuity with installment refund, where the survivorship percentage is 50% and the Contingent Annuitant is the Participant's spouse. A former Spouse will be treated as the spouse to the extent provided under a qualified domestic relations order as described in Code
Section 414(p). If a Participant does not have a spouse, the Qualified Joint and Survivor Form means the Normal Form.

         The amount of benefit payable under the Qualified Joint and Survivor Form shall be the amount of benefit which may be provided by the Participant's Vested Account.

         QUALIFIED PRERETIREMENT SURVIVOR ANNUITY means a single life annuity with installment refund payable to the surviving spouse of a Participant who dies before his Annuity Starting Date. A former spouse will be treated as the surviving spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p).

         QUALIFYING EMPLOYER SECURITY means common stock issued by Praxair, Inc.

         QUALIFYING EMPLOYER SECURITIES ACCOUNT means for a Participant, his share of Qualifying Employer Securities.

         REEMPLOYMENT COMMENCEMENT DATE means the date an Employee first performs an Hour-of-Service following an Eligibility Break in Service.

         REENTRY DATE means the date a former Active Participant reenters the Plan. See the ACTIVE PARTICIPANT SECTION of Article II.

         RETIREMENT DATE means the date a retirement benefit will begin and is a Participant's Early, Normal or Late Retirement Date, as the case may be.

         ROLLOVER  CONTRIBUTIONS means the Rollover Contributions which are made
by  or  for  a  Participant   according  to  the   provisions  of  the  ROLLOVER
CONTRIBUTIONS SECTION of Article III.

         SEMI-YEARLY DATE means each Yearly Date and the sixth Monthly Date after each Yearly Date which is within the same Plan Year.

         TEFRA means the Tax Equity and Fiscal Responsibility Act of 1982.

         TEFRA COMPLIANCE DATE means the date a plan is to comply with the provisions of TEFRA. The TEFRA Compliance Date as used in this Plan is,

          a)   for purposes of contribution limitations, Code Section 415,

                    1. if the plan was in effect on July 1, 1982, the first day of the first limitation year which begins after December 31, 1982, or

                    2. if the plan was not in effect on July 1, 1982, the first day of the first limitation year which end after July 1, 1982.

          b) for all other purposes, the first Yearly Date after December 31, 1983.

         TOTALLY AND PERMANENTLY DISABLED means that a Participant is disabled, as a result of sickness or injury, to the extent that he is prevented from engaging in any substantial gainful activity, and is eligible for and receives a disability benefit under Title II of the Federal Social Security Act.

         TRUST means an agreement of trust between the Primary Employer and Trustee established for the purpose of holding and distributing the Trust Fund under the provisions of the Plan. The Trust may provide for the investment of all or any portion of the Trust Fund in the Group Contract and any Insurance Policy.

         TRUST FUND means the total funds held under the Trust for the purpose of providing benefits for Participants. These funds result from Contributions made under the Plan which are forwarded to the Trustee to be deposited in the Trust Fund.

         TRUSTEE means the trustee or trustees under the Trust. The term Trustee as it is used in this Plan is deemed to include the plural unless the context clearly indicates otherwise.

         VALUATION DATE means the date on which the value of the assets of the Trust is determined. The value of each Account which is maintained under this Plan shall be determined on the Valuation Date. In each Plan Year, the Valuation Date shall be the close of each business day.

         VESTED ACCOUNT means the vested part of a Participant's Account including the cash values of any Insurance Policy for him. The Participant's Vested Account is determined as follows:

         If the Participant's Vesting Percentage is 100%, his Vested Account equals his Account.

         If the Participant's Vesting Percentage is less than 100%, his Vested Account equals the sum of (a) and (b) below:

         a) The part of the Participant's Account that results from Employer Contributions made before a prior Forfeiture Date and all other Contributions which were 100% vested when made.

         b) The balance of the Participant's Account in excess of the amount in (a) above multiplied by his Vesting Percentage.

         If the Participant has withdrawn any part of his Account resulting from Employer Contributions, other than the vested Employer Contributions included in
(a) above, the amount determined under this subparagraph (b) shall be equal to P(AB+D) - D as defined below.

         P        The Participant's Vesting Percentage.

         AB The balance of the Participant's Account in excess of the amount in (a) above.
         D The amount of withdrawal resulting from Employer Contributions other than the vested Employer Contributions included in (a) above.

         The Participant's Vested Account is nonforfeitable.

         VESTING BREAK IN SERVICE means a Vesting Computation Period in which an Employee is credited with 500 or fewer Hours-of-Service. An Employee incurs a Vesting Break in Service on the last day of a Vesting Computation Period in which he has a Vesting Break in Service.

         VESTING COMPUTATION PERIOD means a 12-consecutive month period ending on (i) each March 31 through (ii) March 31 1994 and (iii) the 12-consecutive month period ending on each following December 31.

         VESTING   PERCENTAGE   means  the  percentage  used  to  determine  the
nonforfeitable portion of a Participant's Account attributable to Employer Contributions which were not 100% vested when made.

         A Participant's Vesting Percentage is shown in the following schedule opposite the number of whole years of his Vesting Service.

         VESTING SERVICE                             VESTING
         (whole years)                               PERCENTAGE

         Less than 2                                       0
                   2                                      20
                   3                                      40
                   4                                      60
                   5                                      80
         6 or more                                       100

         However, the Vesting Percentage for a Participant who is an Employee on or after the earliest of (i) the date he reaches his Normal Retirement Age (ii) the date of his death (iii) the date he meets the requirement(s) for an Early Retirement Date or (iv) the date he becomes Totally and Permanently Disabled shall be 100% on such date.

         If the schedule used to determine a Participant's Vesting Percentage is changed the new schedule shall not apply to a Participant unless he is credited with an Hour-of-Service on or after the date of the change and the Participant's nonforfeitable percentage on the day before the date of the change is not reduced under this Plan. The amendment provisions of the AMENDMENT SECTION of
Article IX regarding changes in the computation of the Vesting Percentage shall apply.

         VESTING SERVICE means one year of service for each Vesting Computation Period in which an Employee is credited with at least 1,000 Hours-of-Service.

         However, Vesting Service is modified as follows:

Period of Military Duty included:

         A Period of Military Duty shall be included as service with the Employer to the extent it has not already been credited. For purposes of crediting Hours-of-Service during the Period of Military Duty, an Hour-of-Service shall be credited (without regard to the 501 Hour-of-Service limitation) for each hour an Employee would normally have been scheduled to work for the Employer during such period.

Predecessor Employer service included:

         For purposes of Points-Based Additional Contributions, an Employee's service with a Predecessor Employer shall be included. This service shall include the number of full years and full months at any of the companies listed in the definition of Predecessor Employer, from the date of hire to the effective date of the company's merger into the

         Primary Employer or an Adopting Employer, as was listed on the payroll records of the Predecessor Employer.

Controlled Group service included:

         An Employee's service with a member firm of a Controlled Group while both that firm and the Employer were members of the Controlled Group shall be included as service with the Employer.

         VOLUNTARY CONTRIBUTIONS means contributions by a Participant that are not required as a condition of employment or participation or for obtaining additional benefits from the Employer Contributions. See the VOLUNTARY CONTRIBUTIONS BY PARTICIPANTS SECTION of Article III.

         YEARLY DATE means March 1, 1989, and each following January 1.

         YEARS OF SERVICE means an Employee's Vesting Service disregarding any modifications which exclude service.

                                   ARTICLE II
                                  PARTICIPATION

SECTION 2.01--ACTIVE PARTICIPANT.

          a) For an Eligible Employee who is scheduled to work more than 50% of the set work hours at his location.

                    For purposes of Elective Deferral Contributions and Voluntary Contributions, such an Employee shall first become an Active Participant (begin active participation in the
                    Plan) on the earliest date on or after July 1, 1997, on which he is an Eligible Employee. This date is his Entry Date for purposes of Elective Deferral and Voluntary Contributions.

                    For purposes of Points-Based Contributions, such an Eligible Employee shall first become an Active Participant (begin active participation in the Plan) on the earliest Monthly Date on or after January 1, 1997, on which he is an Eligible Employee and has completed two years of Eligibility Service. This date is his Entry Date for purposes of these contributions.

               For an Eligible Employee who is not scheduled to work more than 50% of the set work hours at his location.

                    For purposes of Elective Deferral Contributions and Voluntary Contributions, such an Employee shall first become an Active Participant (begin active participation in the Plan) on the earliest Monthly Date on or after January 1, 1997, on which he is an Eligible Employee and has completed one year of Eligibility Service before his Entry Date.

                    For purposes of Points-Based Contributions, such an Eligible Employee shall first become an Active Participant (begin active participation in the Plan) on the earliest Monthly Date on or after January 1, 1997, on which he is an Eligible Employee and has completed 2 years of Eligibility Service. This date is his Entry Date for purposes of these contributions.

                    Each Employee who was an Active Participant under the plan set forth by Altair Gases and Equipment, Inc. shall become an Active Participant as of July 1, 1996. Each Employee who was an Active Participant under the plan set forth by Arizona Welding and Equipment Co. shall become an Active Participant as of January 1, 1997.

                    Notwithstanding any provision of this Plan to the contrary, except for former employees of Liquid Carbonic Industries, Inc., Employees of Jacksonville Welding Supply, Inc. shall not be eligible to make Elective Deferral Contributions or Voluntary Contributions until July 1, 1997.

                    An Eligible Employee who has met the eligibility requirements to become a Participant and is subsequently transferred to the employment of an Adopting Employer shall continue to be an Active Participant under this Plan.

                    If a person has been an Eligible Employee who has met all the eligibility requirements above, but is not an Eligible Employee on the date which would have been his Entry Date, he shall become an Active Participant on the date he again becomes an Eligible Employee. This date is his Entry Date.

               b) An Inactive Participant shall again become an Active Participant (resume active participation in the Plan) on the date he again performs an Hour-of-Service as an Eligible Employee. This date is his Reentry Date.

                    Upon again becoming an Active Participant, he shall cease to be an Inactive Participant.

               c) A former Participant shall again become an Active Participant (resume active participation in the Plan) on the date he again performs an Hour-of-Service as an Eligible Employee. This date is his Reentry Date.

         There shall be no duplication of benefits for a Participant under this Plan because of more than one period as an Active Participant.

SECTION 2.02--INACTIVE PARTICIPANT.

         An Active Participant shall become an Inactive Participant (stop accruing benefits under the Plan) on the earlier of the following:

               a) The date on which he ceases to be an Eligible Employee (on his Retirement Date if the date he ceases to be an Eligible Employee occurs within one month of his Retirement Date).

               b)   The effective date of complete termination of the Plan.

SECTION 2.03--ADOPTING EMPLOYERS - SINGLE PLAN.

         Each of the employers controlled by or affiliated with the Employer and listed below is an Adopting Employer. Each Adopting Employer listed below participates with the Employer in this Plan. An Adopting Employer's agreement to participate in this Plan shall be in writing.

         If the Adopting Employer did not maintain this Plan before its date of adoption specified below, its date of adoption shall be the Entry Date for any of its Employees who have met the requirements in the ACTIVE PARTICIPANT SECTION of Article II as of that date. Service with and earnings from an Adopting Employer shall be included as service with and earnings from the Employer. Transfer of employment, without interruption, between an Adopting Employer and another Adopting Employer or the Employer shall not be considered an interruption of service.

         Contributions made by an Adopting Employer shall be treated as Contributions made by the Employer. Forfeitures arising from those Contributions shall be used for the benefit of all Participants.

         An employer shall not be an Adopting Employer if it ceases to be a member of a Controlled Group. Such an employer may continue a retirement plan for its employees in the form of a separate document. This Plan shall be amended to delete a former Adopting Employer from the list below.

         If an employer ceases to be an Adopting Employer and does not continue a retirement plan for the benefit of its employees, partial termination may result and the provisions of Article VII apply.

                               ADOPTING EMPLOYERS

NAME                                FISCAL YEAR END           DATE OF ADOPTION

Praxair Distribution Inc.           December 31               January 1, 1996

Altair Gases and Equipment, Inc.    March 31                  July 1, 1996

Westair Cryogenics Co.              December 31               July 1, 1997

Jacksonville Welding Supply, Inc.   December 31               January 1, 1997

                                   ARTICLE III
                                  CONTRIBUTIONS

SECTION 3.01--EMPLOYER CONTRIBUTIONS.

         Employer Contributions are conditioned on initial qualification of the Plan. If the Plan is denied initial qualification, the provisions of the QUALIFICATION Of PLAN SECTION of Article IX shall apply.

         Employer Contributions for Plan Years which end on or after March 1, 1989, may be made without regard to current or accumulated net income, earnings. or profits of the Employer. Before January 1, 1992, Employer Contributions shall be made from current or accumulated net income, earnings or profits of the Employer. Notwithstanding the foregoing, the Plan shall continue to be designed to qualify as a profit sharing plan for purposes of Code Sections 401(a), 402, 412, and 417. Such Contributions will be equal to the Employer Contributions as described below:

          a) The amount of each Elective Deferral Contribution for a Participant, including any Participant of Local 294, Local 1110 and Local United Electrical Workers 1139, shall be equal to any percentage (not less than 1%) of his Compensation for the pay period as elected in his elective deferral agreement. On and after July 1, 1997, the amount of each Elective Deferral Contribution for a Participant shall be equal to any percentage made in half-percent increments (not less than 1% nor more than 15%) of his Compensation for the pay period as elected in his elective deferral agreement. An Employee who is eligible to participate in the Plan may file an elective deferral agreement with the Employer. The elective deferral agreement to start Elective Deferral Contributions may be effective on a Participant's Entry Date (Reentry Date, if applicable) or any following Semi-early Date. The Participant shall make any change or terminate the elective deferral agreement by filing a new elective deferral agreement. A Participant's elective deferral agreement making a change may be effective on any date an
               elective   deferral   agreement   to  start   Elective   Deferral
               Contributions could be effective. A Participant's elective deferral agreement to stop Elective Deferral Contributions may be effective on any date. The elective deferral agreement must be in writing and completed before the beginning of the pay period in which Elective Deferral Contributions are to start, change or stop.

               Elective Deferral Contributions are fully (100%) vested and nonforfeitable.

          b) The amount of each Matching Contribution for a Participant shall be equal to a percentage as determined by the Employer, of the Elective Deferral Contributions made for him for the pay period.

               On and after July 1, 1996, Matching Contributions shall be made only for those Participants of Local No. 1139.

               On and after February 8, 1997, Matching Contributions are no longer made under this Plan.

               Matching Contributions for all nonunion Participants are fully (100%) vested and nonforfeitable. Matching Contributions for Participants of Local 1139 are subject to the Vesting Percentage.

          c) The amount of each Additional Contribution for a Participant shall be equal to 4% of his Compensation for the pay period. An Additional Contribution shall be made for a Participant who is represented for collective bargaining purposes by United Electrical. Radio and Machine Workers Of America (UE) Local No. 1139, and only if he is an Active Participant on the last day of such period. No Additional Contributions shall be made before January 1, 1991.

               On and after February 8, 1997, Additional Contributions are no longer made under this Plan.

               Additional Contributions are subject to the Vesting Percentage.

          d) On the first day of the month after completing two Years of Service, the amount of each Points-Based Additional Contribution for a Participant shall be equal to the percentage of Compensation as shown in the schedule below. Points-Based Additional Contributions shall be made at the end of each month based on the points determined for the Participant at the beginning of the current Plan Year.

                       Age and Service Points        Point-Based Percentage
                           Under 30 points                    2.0%
                           30 to 39 points                    2.5%
                           40 to 49 points                    3.0%
                           50 to 54 points                    4.0%
                           55 or more points                  5.0%

               The number of points for each such eligible person on any date of allocation shall be equal to the sum of the amounts determined in
               (a) and (b) below:

               (a) One point for each year of the Participant's age (as of the first day of the current Plan Year).

               (b) One point for each full year of Accrual Service (as of the first day of the current Plan Year).

               Points-Based   Additional   Contributions   shall   exclude   the
               following:

               Participants represented for collective bargaining purposes by United Electrical, Radio and Machine Workers of America (UK) Local No. 1139.

               Participants employed by Westair Cryogenics Co.

               Participants who elect in writing to continue participation in the Praxair, Inc. Pension Plan.

               Points-Based Additional Contributions are fully (100%) vested and nonforfeitable.

               e) The amount of each Discretionary Contribution shall be determined by the Employer.

                    Discretionary Contributions on and after January 1, 1991, shall be made only for a Participant who is NOT represented for collective bargaining purposes by United Electrical, Radio and Machine Workers of America (UE), Local No. 1139, who is not participating in the Praxair, Inc. Pension Plan, and who had 1,000 or more Hours-of-Service in the Accrual Computation Period that ends in the Plan Year, and who is an Active Participant on the last day of the Plan Year.

                    Discretionary Contributions shall no longer be made on or after July 1, 1997. Discretionary Contributions are fully (100%) vested and nonforfeitable.

         No Participant shall be permitted to have Elective Deferral Contributions. as defined in the EXCESS AMOUNTS SECTION of Article III, made under this Plan, or any other qualified plan maintained by the Employer. during any taxable year, in excess of the dollar limitation contained in Code Section 402(g) in effect at the beginning of such taxable year.

         If current or accumulated net income, earnings or profits before January 1, 1992, are not sufficient to provide the following Contributions, such Contributions shall be proportionately reduced:

                  Matching Contributions
                  Additional Contributions

         In no event shall Employer Contributions exceed the maximum amount which the Employer may deduct for a Plan Year for purposes of Federal income tax, including amounts which may be carried over for deduction in future Plan Years.

         The Employer shall pay to the Trustee its Contributions used to determine the Actual Deferral percentage as defined in the EXCESS AMOUNTS SECTION of Article III to the Plan for each Plan Year not later than the end of the twelve-month period immediately following the Plan Year for which they are deemed to be paid. Any such Contributions accumulated through payroll deductions shall be paid within 30 days of the date withheld or the date it is first reasonably practical for the Employer to do so if earlier.

         A portion of the Plan assets resulting from Employer Contributions (but not more than the original amount of those Contributions) may be returned if the Employer Contributions are made because of a mistake of fact or are more than the amount deductible under Code Section 404 (excluding any amount which is not deductible because the Plan is disqualified). The amount involved must be resumed to the Employer within one year after the date the Employer
Contributions are made by mistake of fact or the date the deduction is disallowed whichever applies. Except as provided under this paragraph and Articles VII and IX the assets of the Plan shall never be used for the benefit of the Employer and are held for the exclusive purpose of providing benefits to Participants and their Beneficiaries and for defraying reasonable expenses of administering the Plan.

SECTION 3.01A--VOLUNTARY CONTRIBUTIONS BY PARTICIPANTS.

         At any time before his Retirement Date an Active Participant including any Participant of Local 1139 may make Voluntary Contributions which may not be deducted from his gross income for Federal income tax purposes. Voluntary Contributions shall be made according to nondiscriminatory procedures and limitations set up by the Plan Administrator.

         A Participant's participation in the Plan is not affected by stopping or changing Voluntary Contributions. An Active participant's request to start, change or stop his Voluntary Contributions must be in writing on a form furnished for that purpose. The form must be delivered to the Plan Administrator before the date the Participant is to start, change or stop his Voluntary Contributions.

         Voluntary Contributions shall be forwarded to the Trustee not more than three months after they are made and shall be credited to the Participant's Account.

         The  part  of  the  Participant's   Account  resulting  from  Voluntary
Contributions is fully (100%) vested and nonforfeitable at all times.

SECTION 3.01B-ROLLOVER CONTRIBUTIONS.

         A Rollover Contribution may be made by or for an Eligible Employee if the following conditions are met:

          a) The Contribution is a rollover contribution which the Code permits to be transferred to a plan that meets the requirements of Code Section 401(a).

          b) If the Contribution is made by the Eligible Employee, it is made within sixty days after he receives the distribution.

          c) The Eligible Employee furnishes evidence satisfactory to the Plan Administrator that the proposed transfer is in fact a rollover contribution that meets conditions (a) and (b) above.

         The Rollover Contribution may be made by the Eligible Employee or the Eligible Employee may direct the trustee or named fiduciary of another plan to transfer the funds which would otherwise be a Rollover Contribution directly to this Plan. Such transferred funds shall be called a Rollover Contribution. The Contribution shall be made according to procedures set up by the Plan Administrator.

         If the Eligible Employee is not an Active Participant at the time the Rollover Contribution is made, he shall be deemed to be a Participant only for the purposes of investment and distribution of the Rollover Contribution. He shall not share in the allocation of Employer Contributions or Forfeitures and he may not make nondeductible Participant Contributions until the time he meets all the requirements to become an Active Participant.

         Rollover Contributions made by or for an Eligible Employee shall be credited to his Account. The part of the Participant's Account resulting from Rollover Contributions is fully (100%) vested and nonforfeitable at all times. A separate accounting record shall be maintained for that part of his Rollover Contribution which consists of voluntary contributions that were deducted from the Participant's gross income for Federal income tax purposes.

SECTION 3.01C-DEDUCTIBLE CONTRIBUTIONS BY PARTICIPANTS.

         Prior to January 1, 1987, Active Participants of some predecessor plans were allowed to make Employee Deductible Contributions which were deducted from his gross income for Federal income tax purposes. The part of the Participant's Account resulting from deductible contributions is fully (100%) vested and nonforfeitable at all times. A separate accounting record shall be maintained for that part of his Employee Deductible Contributions that were deducted from the Participant's gross income for Federal income tax purposes.

SECTION 3.02--FORFEITURES.

The Nonvested Account of a Participant shall be forfeited as of the earlier of the following: the date of the Participant's death, if prior to such date he had ceased to be an Employee; or his Forfeiture Date. All or a part of a Participant's Nonvested Account will be forfeited if, after he ceases to be an Employee, he receives a distribution of his entire Vested Account or a distribution of his Vested Account derived from Employer Contributions which were not 100% vested when made according to the provisions of the VESTED BENEFITS SECTION of Article V or the SMALL AMOUNTS SECTION of Article IX. If a Participant's Vested Account is zero on the date he ceases to be an Employee, he shall be deemed to have received a distribution of his entire Vested Account on such date. The forfeiture will occur as of the date he receives the distribution or on the date such provision became effective if later. If he receives a distribution of his entire Vested Account his entire Nonvested Account will be forfeited. If he receives a distribution of his Vested Account from Employer Contributions which were not 100% vested when made but less than his entire Vested Account the amount to be forfeited will be determined by multiplying his Nonvested Account by a fraction. The numerator of the fraction is the amount of the distribution derived from Employer Contributions which were not 100% vested when made and the denominator of the fraction is his entire Vested Account derived from such Employer Contributions on the date of distribution.

         A Forfeiture shall also occur as described in the EXCESS AMOUNTS SECTION of Article III.

         Forfeitures may first be applied to pay administrative expenses under the Plan which would otherwise be paid by the Employer.

         Forfeitures not used to pay administrative expenses shall be allocated as described in the ALLOCATION SECTION of Article III as of the last day of the Plan Year in which they arise. Upon such allocation Forfeitures shall be deemed to be Discretionary Contributions except on and after January 1 1991 for a Participant who is represented for collective bargaining purposes by United Electrical Radio and Machine Workers of America (UE) Local No. 1139 in which case Forfeitures shall be deemed to be Additional Contributions.

         Forfeitures of Matching Contributions which relate to excess amounts shall be applied as provided in the EXCESS AMOUNTS SECTION of Article III.

         If a Participant again becomes an Eligible Employee after receiving a distribution which caused his Nonvested Account to be forfeited he shall have the right to repay to the Plan the entire amount of the distribution he received (excluding any amount of such distribution resulting from Contributions which were 100% vested when made). The repayment must be made before the earlier of the date five years after the date he again becomes an Eligible Employee or the end of the first period of five consecutive Vesting Breaks in Service which begin after the date of the distribution.

       If the Participant makes the repayment provided above the Plan Administrator shall restore to his Account an amount equal to his Nonvested Account which was forfeited on the date of distribution unadjusted for any investment gains or losses. If the amount of the repayment is zero dollars because the Participant was deemed to have received a distribution or the plan did not have repayment provisions in effect on the date the distribution was made and he again performs an Hour-of-Service as an Eligible Employee within the repayment period the Plan Administrator shall restore the Participant's Account as if he had made a required repayment on the date he performed such Hour-of-Service. Restoration of the Participant's Account shall include restoration of all Code Section 411(d)(6) protected benefits with respect to that restored Account according to applicable Treasury regulations. Provided however the Plan Administrator shall not restore the Nonvested Account if a Forfeiture Date has occurred after the date of the distribution and on or before the date of repayment and that Forfeiture Date would result in a complete forfeiture of the amount the Plan Administrator would otherwise restore.

         The Plan Administrator shall restore the Participant's Account by the close of the Plan Year following the Plan Year in which repayment is made. Permissible sources for restoration are Forfeitures or Employer Contributions. The Employer shall contribute without regard to any requirement or condition of the EMPLOYER CONTRIBUTIONS SECTION of Article III such additional amount needed to make the required restoration. The repaid and restored amounts are not included in the Participant's Annual Addition as defined in the CONTRIBUTION LIMITATION SECTION of Article III.

SECTION 3.03--ALLOCATION.

         Any Forfeitures released for allocation on and after January 1, 1991, for the Plan Year shall be allocated among all eligible persons. The eligible persons are all Participants who had 1,000 or more Hours-of-Service in the Accrual Computation Period that ends in the Plan Year and who are Active
Participants on the last day of the Plan Year. The amount allocated to such a person shall be determined below and under Article X

         The following Contributions for Plan Years beginning on and after January 1, 1991, shall be allocated among all eligible persons:

         Discretionary Contributions

         The eligible persons are all Participants who are NOT represented for collective bargaining purposes by United Electrical, Radio and Machine Workers of America (UE), Local No. 1139 who are not participating in the Praxair, Inc. Pension Plan, and who had 1,000 or more Hours-of-Service in the Accrual Computation Period that ends in the Plan Year and who are Active Participants on the last day of the Plan Year. The amount allocated to such a person shall be determined below and under Article X.

         The following Contributions before January 1,1991 for the Plan Year, plus any Forfeitures before January 1, 1991 released for allocation for the Plan Year, shall be allocated among all eligible persons:

         Discretionary Contributions

         The eligible persons are all Participants who had 1,000 or more Hours-of-Service in the Accrual Computation Period that ends in the Plan Year and who are Active Participants on the last day of the Plan Year. The amount allocated to such a person shall be determined below and under Article X.

         The following Contributions for each Plan Year shall be allocated to each Participant for whom such Contributions were made under the EMPLOYER CONTRIBUTIONS SECTION of Article III:

                  Elective Deferral Contributions
                  Matching Contributions

                  Additional Contributions
                  Points-Based Additional Contribution

         These Contributions shall be allocated when made and credited to the Participant's Account.

         Discretionary Contributions plus any Forfeitures are allocated as of the last day of each Plan Year. The amount allocated to each eligible person for the Plan Year shall be equal to the Discretionary Contributions plus any Forfeitures for the Plan Year, multiplied on and after January 1, 1994, by the ratio of (a) his Annual Compensation as of the last day of the Plan Year to (b) the total of such compensation for all eligible persons. This amount is credited to his Account.

         In determining the amount of Employer Contributions to be allocated to a Participant who is a Leased Employee, contributions and benefits provided by the leasing organization which are attributable to services such Leased Employee performs for the Employer shall be treated as provided by the Employer and there shall be no duplication of those contributions or benefits under this Plan.

SECTION 3.04--CONTRIBUTION LIMITATION.

          a) For the purpose of determining the contribution limitation set forth in this section, the following terms are defined:

               AGGREGATE ANNUAL ADDITION means, for a Participant with respect to any Limitation Year, the sum of his Annual Additions under all defined contribution plans of the Employer, as defined in this section, for such Limitation Year. The nondeductible participant contributions which the Participant makes to a defined benefit plan shall be treated as Annual Additions to a defined contribution plan. The Contributions the Employer, as defined in this section, made for the Participant for a Plan Year beginning on or after March 31, 1984, to an individual medical benefit account, as defined in Code Section 415(I)(2), under a pension or annuity plan of the Employer, as defined in this section, shall be treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in Fiscal Years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Code
               Section 419A(d)(3), under a welfare benefit fund, as defined in Code Section 419(e), maintained by the Employer, as defined in this section, are treated as Annual Additions to a defined contribution plan. The 25% of Compensation limit under Maximum Permissible Amount does not apply to Annual Additions resulting from contributions made to an individual medical account, as defined in Code Section 415(1)(2), or to Annual Additions resulting from contributions for medical benefits, within the meaning of Code Section 419A, after separation from service.

               Annual Addition means the amount added to a Participant's account for any Limitation Year which may not exceed the Maximum
               Permissible Amount. The Annual Addition under any plan for a Participant with respect to any Limitation Year, shall be equal to the sum of (1) and (2) below:

               1. Employer contributions and forfeitures credited to his account for the Limitation Year.

               2.   Participant  contributions  made by him  for the  Limitation
                    Year.

               Before the first Limitation Year beginning after December 31, 1986, the amount under (2) above is the lesser of (i) 1/2 of his nondeductible participant contributions made for the Limitation Year, or (ii) the amount, if any, of his nondeductible participant contributions made for the Limitation Year which is in excess of six percent of his Compensation, as defined in this section, for such Termination Year.

               COMPENSATION means all wages for Federal income tax withholding purposes, as defined under Code Section 3401(a) (for purposes of income tax withholding at the source), disregarding any rules limiting the remuneration included as wages based on the nature or location of the employment or the services performed.
               Compensation also includes all other payments to an Employee in the course of the Employer's trade or business, for which the Employer must furnish the Employee a written statement under Code Sections 6041(d) and 6051(a)(3). The amount reported in the "Wages, Tips and Other Compensation" box on Form W-2 satisfies this definition.


               For any self-employed individual Compensation will mean earned income.

               For purposes of applying the limitations of this section, Compensation for a Limitation Year is the Compensation actually paid or made available during such Limitation Year.

               Defined Benefit Plan Fraction means, with respect to a Limitation Year for a Participant who is or has been a participant in a defined benefit plan ever maintained by the Employer, as defined in this section, the quotient, expressed as a decimal, of

               1. the Participant's Projected Annual Benefit under all such plans as of the close of such Limitation Year, divided by

               2.   on and after the TEFRA Compliance Date, the lesser of (i) or
                    (ii) below:

                    i. 1.25 multiplied by the maximum dollar limitation which applies to defined benefit plans determined for the Limitation Year under Code Sections 415(b) or (d) or

                    ii. 1.4 multiplied by the Participant's highest average compensation as defined in the defined benefit plan(s),

                    including any adjustments under Code Section 415(b).

                    Before the TEFRA Compliance Date, this denominator is the Participant's Projected Annual Benefit as of the close of the Limitation Year if the plan(s) provided the maximum benefit allowable.

               The Defined Benefit Plan Fraction shall be modified as follows:

               If the Participant was a participant as of the first day of the first Limitation Year beginning after December 3l, 1986, in one or more defined benefit plans maintained by the Employer, as defined in this section, which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1. 1987.

               DEFINED CONTRIBUTION PLAN FRACTION means for a Participant with respect to a Limitation Year the quotient expressed as a decimal, of

               1.   the   Participants   Aggregate  Annual  Additions  for  such
                    Limitation Year and all prior Limitation Years under all defined contribution plans (including the Aggregate Annual Additions attributable to nondeductible accounts under defined benefit plans and attributable to all welfare benefit funds as defined in Code Section 419(e) and attributable to individual medical accounts as defined in Code Section 415 (I) (2)) ever maintained by the Employer as defined in this section divided by

               2. on and after the TEFRA Compliance Date the sum of the amount determined for the Limitation Year under (i) or (ii) below whichever is less and the amounts determined in the same manner for all prior Limitation Years during which he has been an Employee or an employee of a predecessor employer:

                    i. 1.25 multiplied by the maximum permissible dollar amount for each such Limitation Year, or

                    ii. 1.4 multiplied by the maximum permissible percentage of the Participant's Compensation as defined in this section, for each such Limitation Year.

                    Before the TEFRA Compliance Date this denominator is the sum of the maximum allowable amount of Annual Addition to his account(s) under all the plan(s) of the Employer as defined in this section, for each such Limitation Year.

               The Defined Contribution Plan Fraction shall be modified as follows:

               If the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986 in one or more defined contribution plans maintained by the Employer as defined in this section which were in existence on May 6, 1986 the numerator of this fraction shall be adjusted if the sum of the Defined Contribution Plan Fraction and Defined Benefit Plan Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment the dollar amount determined below shall be permanently subtracted from the numerator of this fraction. The dollar amount is equal to the excess of the sum of the two fractions before adjustment over 1.0 multiplied by the denominator of his Defined Contribution Plan Fraction. The adjustment is calculated using his Defined Contribution Plan Fraction and Defined Benefit Plan Fraction as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987 and disregarding any changes in the terms and conditions of the plan made after May 5, 1986 but using the Code Section 415 limitations applicable to the first Limitation Year beginning on or after January 1, 1987.

               The Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all employee contributions as Annual Additions.

               For a plan that was in existence on July 1, 1982 for purposes of determining the Defined Contribution Plan Fraction for any Limitation Year ending after December 31, 1982 the Plan Administrator may elect in accordance with the provisions of Code
               Section 415 that the denominator for each Participant for all Limitation Years ending before January 1, 1983 will be equal to

               1. the Defined Contribution Plan Fraction denominator which would apply for the last Limitation Year ending in 1982 if an election under this paragraph were not made multiplied by

               2.   a fraction equal to (i) over (ii) below:

                    i. the lesser of (A) $51,875 or (B) 1.4 multiplied by 25% of the Participant's Compensation as defined in this section for the Limitation Year ending in 1981;

                    ii.  the   lesser   of  (A)  $41  500  or  (B)  25%  of  the
                         Participant's Compensation as defined in this section for the Limitation Year ending in 1981.

               The election described above is applicable only if the plan administrators under all defined contribution plans of the Employer, as defined in this section, also elect to use the modified fraction.

               EMPLOYER means any employer that adopts this Plan and all Controlled Group members and any other entity required to be aggregated with the employer pursuant to regulations under Code
               Section 414(o).

               LIMITATION YEAR means the 12-consecutive month period within which it is determined whether or not the limitations of Code
               Section 415 are exceeded. Limitation Year means each 12-consecutive month period ending on the last day of each Plan Year including corresponding 12-consecutive month periods before March 1, 1989 (before January 1, 1994 the last day of the Fiscal Year (if the Fiscal Year is a 52-53 week period then the Limitation Year shall be such period)). If the Limitation Year is other than the calendar year execution of this Plan (or any amendment to this Plan changing the Limitation Year) constitutes the Employer's adoption of a written resolution electing the Limitation Year. If the Limitation Year is changed the new
               Limitation Year shall begin within the current Limitation Year creating a short Limitation Year

               MAXIMUM PERMISSIBLE AMOUNT means for a Participant with respect to any Limitation Year the lesser of (1) or (2) below:

               1. The greater of $30,000 or one-fourth of the maximum dollar limitation which applies to defined benefit plans set forth in Code Section 415(b)(1) as in effect for the Limitation Year. (Before the TEFRA Compliance Date $25,000 multiplied by the cost of living adjustment factor permitted by Federal regulations.)

               2. 25% of his Compensation, as defined in this section, for such Limitation Year.

               The compensation limitation referred to in (2) shall not apply to any contribution for medical benefits (within the meaning of Code
               Section 401(h) or Code Section 419A(f)(2)) which is otherwise treated as an annual addition under Code Section 415(1)(1 ) or Code Section 41 9A(d)(2).

               If there is a short Limitation Year because of a change in Limitation Year. the Maximum Permissible Amount will not exceed the maximum dollar limitation which would otherwise apply multiplied by the following fraction:

                  Number of months in the short Limitation Year
                                       12

               PROJECTED ANNUAL BENEFIT means a Participant's expected annual benefit under all defined benefit plan(s) ever maintained by the Employer as defined in this section. The Projected Annual Benefit shall be determined assuming that the Participant will continue employment until the later of current age or normal retirement age under such plan(s) and that the Participant's compensation for the current Limitation Year and all other relevant factors used to determine benefits under such plan(s) will remain constant for all future Limitation Years. Such expected annual benefit shall be adjusted to the actuarial equivalent of a straight life annuity if expressed in a form other than a straight life or qualified joint and survivor annuity.

          b) The Annual Addition under this Plan for a Participant during a Limitation Year shall not be more than the Maximum Permissible Amount.

          c) Contributions and Forfeitures which would otherwise be credited to the Participant's Account shall be limited or reallocated to the extent necessary to meet the restrictions of subparagraph (b) above for any Limitation Year in the following order. Nondeductible Voluntary Contributions shall be limited. Forfeitures shall be reallocated in the same manner as described in the ALLOCATION SECTION of Article III to the remaining
               Participants to whom the limitations do not apply for the Limitation Year. Discretionary Contributions shall be reallocated in the same manner as described in the ALLOCATION SECTION of
               Article III to the remaining Participants to whom the limitations do not apply for the Limitation Year. The Discretionary Contributions shall be limited if there are no such remaining Participants. Additional Contributions shall be limited. Matching Contributions shall be limited to the extent necessary to limit the Participant's Annual Addition under this Plan to his maximum amount. If Matching Contributions are limited because of this limit Elective Deferral Contributions shall be reduced in proportion.

               If due to (i) an error in estimating a Participant's Compensation as defined in this section (ii) because Forfeitures cannot be reallocated to remaining Participants due to the limits of this section (iii) as a result of a reasonable error in determining the amount of elective deferrals (within the meaning of Code
               Section 402(9)(3)) that may be made with respect to any individual under the limits of Code Section 415 or (iv) other limited facts and circumstances a Participant's Annual Addition is greater than the amount permitted in (b) above such excess amount shall be applied as follows. Nondeductible Voluntary Contributions will be returned to the Participant. Elective Deferral Contributions will be returned to the Participant. On and after the first Yearly Date in 1994 Matching Contributions based on Elective Deferral Contributions which are returned shall be forfeited. If after the return of nondeductible Voluntary Contributions and Elective Deferral Contributions an excess amount still exists and the Participant is an Active Participant as of the end of the Limitation Year the excess amount shall be used to offset Employer Contributions for him in the next Limitation Year. If after the return of nondeductible Voluntary Contributions and Elective Deferral Contributions an excess amount still exists and the Participant is not an Active Participant as of the end of the Limitation Year the excess amount will be held in a suspense account which will be used to offset Employer Contributions for all Participants in the next Limitation Year. No Employer Contributions or Participant Contributions that would be included in the next Limitation Year's Annual Addition may be made before the total suspense account has been used.

          d) A Participant's Aggregate Annual Addition for a Limitation Year shall not exceed the Maximum Permissible Amount.

               If, for the Limitation Year, the Participant has an Annual Addition under more than one defined contribution plan or a welfare benefit fund, as defined in Code Section 419(e), or an individual medical account, as defined in Code Section 415(1)(2), maintained by the Employer, as defined in this section; and such plans and welfare benefit funds and individual medical accounts do not otherwise limit the Aggregate Annual Addition to the Maximum Permissible Amount, any reduction necessary shall be made first to the profit sharing plans, then to all other such plans and welfare benefit funds and individual medical accounts and, if necessary, by reducing first those that were most recently allocated. Welfare benefit funds and individual medical accounts shall be deemed to be allocated first. However, elective deferral contributions shall be the last contributions reduced before the welfare benefit fund or individual medical account is reduced.

               If some of the Employer's defined contribution plans were not in existence on July 1, 1982, and some were in existence on that date, the Maximum Permissible Amount which is based on a dollar amount may differ for a Limitation Year. The Aggregate Annual Addition for the Limitation Year in which the dollar limit differs shall not exceed the lesser of (1) 25% of Compensation as defined in this section, (2) $45,475, or (3) the greater of $30,000 or the sum of the Annual Additions for such Limitation Year under all the plan(s) to which the $45,475 amount applies.

          e) If a Participant is or has been a participant in both defined benefit and defined contribution plans (including a welfare benefit fund or individual medical account) ever maintained by the Employer, as defined in this section, the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for any Limitation Year shall not exceed 1.0 (1.4 before the TEFRA Compliance Date).

               After all other limitations set out in the plans and funds have been applied, the following limitations shall apply so that the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction shall not exceed 1.0 (1.4 before the TEFRA Compliance Date). The Projected Annual Benefit shall be limited first. If the Participant's annual benefit(s) equal his Projected Annual Benefit, as limited, then Annual Additions to the defined contribution plan(s) shall be limited to the extent needed to reduce the sum to 1.0 (1.4). First, the voluntary contributions the Participant may make for the Limitation Year shall be limited. Next, in the case of a profit sharing plan, any forfeitures allocated to the Participant shall be reallocated to remaining participants to the extent necessary to reduce the decimal to 1.0 (1.4). Last, to the extent necessary, employer contributions for the Limitation Year shall be reallocated or limited, and any required and optional employee contributions to which such employer contributions were geared shall be reduced in proportion.

               If, for the Limitation Year, the Participant has an Annual Addition under more than one defined contribution plan or welfare benefit fund or individual medical account maintained by the Employer, as defined in this section, any reduction above shall be made first to the profit sharing plans, then to all other such plans and welfare benefit plans and individual medical accounts and, if necessary, by reducing first those that were most recently allocated. However, elective deferral contributions shall be the last contributions reduced before the welfare benefit fund or individual medical account is reduced. The annual addition to the welfare benefit fund and individual medical account shall be limited last.

SECTION 3.05--EXCESS AMOUNTS.

          a)   For the purposes of this section the following terms are defined:

               ACTUAL DEFERRAL PERCENTAGE means the ratio (expressed as a percentage) of Elective Deferral Contributions under this Plan on behalf of the Eligible Participant for the Plan Year to the Eligible. Participant's Compensation for the Plan Year. In modification of the foregoing Compensation shall be limited to the Compensation received while an Active Participant. The Elective Deferral Contributions used to determine the Actual Deferral Percentage shall include Excess Elective Deferrals (other than Excess Elective Deferrals of Nonhighly Compensated Employees that arise solely from Elective Deferral Contributions made under this Plan or any other plans of the Employer or a Controlled Group Member) but shall exclude Elective Deferral Contributions that are used in computing the Contribution Percentage (provided the Average Actual Deferral Percentage test is satisfied both with and without exclusion of these Elective Deferral Contributions). Under such rules as the Secretary of the
               Treasury  shall  prescribe  in  Code  Section   401(k)(3)(D),
               the Employer may elect to include Qualified Nonelective Contributions and Qualified Matching Contributions under this Plan in computing the Actual Deferral Percentage. For an Eligible Participant for whom such Contributions on his behalf for the Plan Year are zero the percentage is zero.

               AGGREGATE LIMIT means the greater of (1) or (2) below:

               1.   The Sum of

                    i.   125  percent  of  the  greater  of the  Average  Actual
                         Deferral Percentage of the Nonhighly Compensated Employees for the Plan Year or the Average Contribution Percentage of Nonhighly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year of the cash or deferred arrangement and

                    ii.  the  lesser  of 200% or two  plus  the  lesser  of such
                         Average   Actual   Deferral   Percentage   or   Average
                         Contribution Percentage.

               2.   The Sum of

                    i. 125 percent of the lesser of the Average Actual Deferral Percentage of the Nonhighly Compensated Employees for the Plan Year or the Average Contribution Percentage of Nonhighly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year of the cash or deferred arrangement and

                    ii.  the  lesser  of 200% or two  plus the  greater  of such
                         Average   Actual   Deferral   Percentage   or   Average
                         Contribution Percentage.

               AVERAGE ACTUAL DEFERRAL PERCENTAGE means the average (expressed as a percentage) of the Actual Deferral Percentages of the Eligible Participants in a group.

               AVERAGE CONTRIBUTION PERCENTAGE means the average (expressed as a percentage) of the Contribution Percentages of the Eligible Participants in a group.

               CONTRIBUTION PERCENTAGE means the ratio (expressed as a percentage) of the Eligible Participant's Contribution Percentage Amounts to the Eligible Participant's Compensation for the Plan Year. In modification of the foregoing, Compensation shall be limited to the Compensation received while an Active Participant. For an Eligible Participant for whom such Contribution Percentage Amounts for the Plan Year are zero, the percentage is zero.

               CONTRIBUTION PERCENTAGE AMOUNTS means the sum of the Participant Contributions and Matching Contributions (that are not Qualified Matching Contributions) under this Plan on behalf of the Eligible Participant for the Plan Year. Such Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the Contributions to which they relate are Excess Elective Deferrals, Excess Contributions or Excess Aggregate Contributions. Under such rules as the Secretary of the Treasury shall prescribe in Code Section 401(k)(3)(D), the Employer may elect to include Qualified Nonelective Contributions and Qualified Matching Contributions under this Plan which were not used in computing the Actual Deferral Percentage in computing the Contribution Percentage. The Employer may also elect to use Elective Deferral Contributions in computing the Contribution Percentage so long as the Average Actual Deferral Percentage test is met before the Elective Deferral Contributions are used in the Average Contribution Percentage test and continues to be met following the exclusion of those Elective Deferral Contributions that are used to meet the Average Contribution Percentage test.

               ELECTIVE DEFERRAL CONTRIBUTIONS means employer contributions made on behalf of a participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in Code
               Section 401(k), any simplified employee pension cash or deferred arrangement as described in Code Section 402(h)(1)(B), any eligible deferred compensation plan under Code Section 457, any plan as described under Code Section 501 (c)(18), and any employer contributions made on behalf of a participant for the purchase of an annuity contract under Code Section 403(b) pursuant to a salary reduction agreement. Elective Deferral
               Contributions shall not include any deferrals properly distributed as excess Annual Additions.

               ELIGIBLE PARTICIPANT means, for purposes of determining the Actual Deferral Percentage, any Employee who is otherwise authorized under the terms of the Plan to have Elective Deferral Contributions made on his behalf for the Plan Year. Eligible Participant means, for purposes of determining the Average Contribution Percentage, any Employee who is otherwise authorized under the terms of the Plan to have Participant Contributions or Matching Contributions made on his behalf for the Plan Year.

               EXCESS AGGREGATE CONTRIBUTIONS means, with respect to any Plan Year, the excess of:

               1. The aggregate Contributions taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

               2. The maximum amount of such Contributions permitted by the Average Contribution Percentage test (determined by reducing Contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

               Such determination shall be made after first determining Excess Elective Deferrals and then determining Excess Contributions.

               EXCESS CONTRIBUTIONS means, with respect to any Plan Year, the excess of:

               1. The aggregate amount of Contributions actually taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year, over

               2. The maximum amount of such Contributions permitted by the Actual Deferral Percentage test (determined by reducing Contributions made on behalf of Highly Compensated Employees in order of the Actual Deferral Percentages, beginning with the highest of such percentages).

               A Participant's Excess Contributions for a Plan Year will be reduced by the amount of Excess Elective Deferrals, if any, previously distributed to the Participant for the taxable year ending in that Plan Year.

               EXCESS ELECTIVE DEFERRALS means those Elective Deferral Contributions that are includable in a Participant's gross income under Code Section 402(g) to the extent such Participant's Elective Deferral Contributions for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as Annual Additions, as defined in the CONTRIBUTION LIMITATION SECTION of Article III, under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.

               PARTICIPANT CONTRIBUTIONS means contributions made to any plan by or on behalf of a participant that are included in the participant's gross income in the year in which made and that are maintained under a separate account to which earnings and losses are allocated.

               MATCHING CONTRIBUTIONS means employer contributions made to this or any other defined contribution plan, or to a contract described in Code Section 403(b), on behalf of a participant on account of a Participant Contribution made by such participant, or on account of a participant's Elective Deferral Contributions, under a plan maintained by the employer.

               QUALIFIED MATCHING CONTRIBUTIONS means Matching Contributions which are subject to the distribution and nonforfeitability requirements under Code Section 401(k) when made.

               QUALIFIED NONELECTIVE CONTRIBUTIONS means any employer contributions (other than Matching Contributions) which an employee may not elect to have paid to him in cash instead of being contributed to the plan and which are subject to the distribution and nonforfeitability requirements under Code
               Section 401(k).

          b) A Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year by notifying the Plan Administrator in writing on or before the first following March 1 of the amount of the Excess Elective Deferrals to be assigned to the Plan. A Participant is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferral Contributions made to this Plan and any other plans of the Employer or a
               Controlled   Group  member  and  reducing  such  Excess  Elective
               Deferrals by the amount of Excess Contributions, if any, previously distributed for the Plan Year beginning in that taxable year. The Participant's claim for Excess Elective Deferrals shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Elective Deferrals, when added to amounts deferred under other plans or arrangements described in Code Sections 401(k), 408(k) or 403(b), will exceed the limit imposed on the Participant by Code Section 402(g) for the year in which the deferral occurred. The Excess Elective Deferrals assigned to this Plan can not exceed the Elective Deferral Contributions allocated under this Plan for such taxable year.

               Notwithstanding any other provisions of the Plan, Elective Deferral Contributions in an amount equal to the Excess Elective Deferrals assigned to this Plan, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose Account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

               The income or loss allocable to such Excess Elective Deferrals shall be equal to the sum of:

               1. the income or loss allocable to the Participant's Elective Deferral Contributions for the taxable year in which the excess occurred multiplied by a fraction and

               2. the income or loss allocable to the Participant's Elective Deferral Contributions for the gap period between the end of such taxable year and the date of distribution multiplied by a fraction.

               The numerator of the fractions is the Excess Elective Deferrals. The denominator of the fraction in (1) above is the closing balance without regard to any income or loss occurring during such taxable year (as of the end of such taxable year) of the Participant's Account resulting from Elective Deferral Contributions. The denominator of the fraction in (2) above is the closing balance without regard to any income or loss occurring during such gap period (as of the end of such gap period) of the Participant's Account resulting from Elective Deferral Contributions. The amount determined in (2) above shall not be included for taxable years beginning after December 31, 1991.

               Any Matching Contributions which were based on the Elective Deferral Contributions which are distributed as Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be forfeited. These Forfeitures shall be used to offset the earliest Employer Contribution due after the Forfeiture arises.

          c) As of the end of each Plan Year after Excess Elective Deferrals have been determined, one of the following tests must be met:

               1. The Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year is not more than the Average Actual Deferral Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25.

               2. The Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year is not more than the Average Actual Deferral Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 2 and the difference between the Average Actual Deferral Percentages is not more than 2.

               The Actual Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferral Contributions (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if used in computing the Actual deferral Percentage) allocated to his account under two or more plans or arrangements described in Code Section 401(k) that are maintained by the Employer or a Controlled Group member shall be determined as if all such Elective Deferral Contributions (and, if applicable, such Qualified Nonelective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as Separate if mandatorily disaggregated under the regulations under Code
               Section 401(k).

               In the event that this Plan satisfies the requirements of Code Sections 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code sections only if aggregated with this Plan, then this section shall be applied by determining the Actual Deferral Percentage of employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code
               Section 401(k) only if they have the same Plan Year.

               For purposes of determining the Actual Deferral Percentage of an Eligible Participant who is a five-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Elective Deferral Contributions (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if used in computing the Actual Deferral Percentage) and Compensation of such Eligible Participant include the Elective Deferral Contributions (and, if applicable, Qualified Nonelective Contributions or Qualified Matching Contributions, or both) and Compensation for the Plan Year of Family Members. Family Members, with respect to such Highly Compensated Employees, shall be disregarded as separate employees in determining the Actual Deferral Percentage both for Participants who are Nonhighly Compensated Employees and for Participants who are Highly Compensated Employees.

               For purposes of determining the Actual Deferral Percentage, Elective Deferral Contributions, Qualified Nonelective Contributions and Qualified Matching Contributions must be made before the last day of the 12-month period immediately following the Plan Year to which contributions relate.

               The Employer shall maintain records sufficient to demonstrate satisfaction of the Average Actual Deferral Percentage test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

               The determination and treatment of the Contributions used in computing the Actual Deferral Percentage shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

               If the Plan Administrator should determine during the Plan Year that neither of the above tests is being met, the Plan Administrator may adjust the amount of future Elective Deferral Contributions of the Highly Compensated Employees.

               Notwithstanding any other provisions of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose Accounts such Excess Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the employer maintaining the plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such employees. Excess Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the Family Members in proportion to the Elective Deferral Contributions (and amounts treated as Elective Deferral Contributions) of each Family Member that is combined to determine the combined Actual Deferral Percentage.

               Excess Contributions shall be treated as Annual Additions, as defined in the CONTRIBUTION LIMITATION SECTION of Article III, under the Plan.

               The Excess Contributions shall be adjusted for income or loss. The income or loss allocable to such Excess Contributions shall be equal to the sum of

               3. the income or loss allocable to the Participant's Elective Deferral Contributions (and, if applicable, Qualified Nonelective Contributions or Qualified Matching Contributions, or both) for the Plan Year in which the excess occurred multiplied by a fraction and

               4. the income or loss allocable to the Participant's Elective Deferral Contributions (and, if applicable, Qualified Nonelective Contributions or Qualified Matching Contributions, or both) for the gap period between the end of such Plan Year and the date of distribution multiplied by a fraction.

               The numerator of the fractions is the Excess Contributions. The denominator of the fraction in (3) above is the closing balance without regard to any income or loss occurring during such Plan Year (as of the end of such Plan Year) of the Participant's Account resulting from Elective Deferral Contributions (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if used in computing the Actual Deferral Percentage). The denominator of the fraction in (4) above is the closing balance without regard to any income or loss occurring during such gap period (as of the end of such gap period) of the Participant's Account resulting from Elective Deferral Contributions (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if used in computing the Actual Deferral Percentage). The amount determined in (4) above shall not be included for Plan Years beginning after December 31, 1991.

               Excess Contributions shall be distributed from the Participant's Account resulting from Elective Deferral Contributions. If such Excess Contributions exceed the balance in the Participant's Account resulting from Elective Deferral Contributions, the balance shall be distributed from the Participant's Account resulting from Qualified Matching Contributions (if applicable) and Qualified Nonelective Contributions, respectively.

               For Plan Years beginning after December 31, 1992, any Matching Contributions which were based on the Elective Deferral Contributions which are distributed as Excess Contributions, plus any income and minus any loss allocable thereto, shall be forfeited. These Forfeitures shall be used to offset the earliest Employer Contribution due after the Forfeiture arises.

          d) As of the end of each Plan Year, one of the following tests must be met:

               1. The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year is not more than the Average Contribution
                    Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25.

               2. The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year is not more than the Average Contribution
                    Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 2 and the difference between the Average Contribution Percentages is not more than 2.

               If one or more Highly Compensated Employees participate in both a cash or deferred arrangement and a plan subject to the Average Contribution Percentage test maintained by the Employer or a Controlled Group member and the sum of the Average Actual Deferral Percentage and Average Contribution Percentage of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the Contribution Percentage of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced (beginning with such Highly Compensated Employees whose Contribution Percentage is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage is reduced shall be treated as an Excess Aggregate Contribution. The Average Actual Deferral Percentage and Average Contribution Percentage of the Highly Compensated Employees are determined after any corrections required to meet the Average Actual Deferral Percentage and Average Contribution Percentage tests. Multiple use does not occur if both the Average Actual Deferral Percentage and Average Contribution Percentage of the Highly Compensated Employees does not exceed 1.25 multiplied by the avenge Actual deferral Percentage and Average Contribution Percentage of the Nonhighly Compensated employees.

               The Contribution Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Contribution Percentage Amounts allocated to his account under two or more plans described in Code Section 401(a) or arrangements described in Code Section 401(k) that are maintained by the Employer or a Controlled Group member shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Code Section 401(m).

               In the event that this Plan satisfies the requirements of Code Sections 401(m), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code sections only if aggregated with this Plan, then this section shall be applied by determining the Contribution Percentages of Eligible Participants as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code Section 401(m) only if they have the same Plan Year

               For purposes of determining the Contribution Percentage of an Eligible Participant who is a five-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of such Participant shall include Contribution Percentage Amounts and Compensation for the Plan Year of Family Members. Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate employees in determining the Contribution Percentage both for employees who are Nonhighly Compensated Employees and for employees who are Highly Compensated Employees.

               For purposes of determining the Contribution Percentage, Participant Contributions are considered to have been made in the Plan Year in which contributed to the Plan. Matching Contributions and Qualified Nonelective Contributions will be considered made for a Plan Year if made no later than the end of the 12-month period beginning on the day after the close of the Plan Year.

               The Employer shall maintain records sufficient to demonstrate satisfaction of the Average Contribution Percentage test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

               The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

               Notwithstanding any other provisions of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if not vested, or distributed, if vested, no later than the last day of each Plan Year to Participants to whose Accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate

               Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the Family Members in proportion to the Employee and Matching Contributions (or amounts treated as Matching Contributions) of each Family Member that is combined to determine the combined Contribution Percentage. If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the employer maintaining the plan with respect to those amounts. Excess Aggregate Contributions shall be treated as Annual Additions, as defined in the CONTRIBUTION LIMITATION SECTION of Article III, under the plan.

               The Excess Aggregate Contributions shall be adjusted for income or loss. The income or loss allocable to such Excess Aggregate Contributions shall be equal to the sum of:

               3.   the   income  or  loss   allocable   to  the   Participant's
                    Contribution Percentage Amounts for the Plan Year in which the excess occurred multiplied by a fraction and

               4. the income or loss allocable to the Participant's Contribution Percentage Amounts for the gap period between the end of such Plan Year and the date of distribution multiplied by a fraction.

               The numerator of the fractions is the Excess Aggregate Contributions. The denominator of the function in (3) above is the closing balance without regard to any income or loss occurring during such Plan Year (as of the end of such Plan Year) of the Participant's Account resulting from Contribution Percentage Amounts. The denominator of the fraction in (4) above is the closing balance without regard to any income or loss occurring during such gap period (as of the end of such gap period) of the Participant's Account resulting from Contribution Percentage Amounts. The amount determined in (4) above shall not be included for Plan Years beginning after December 31, 1991.

         Excess Aggregate Contributions shall be distributed from the Participant's Account resulting from Participant Contributions that are not required as a condition of employment or participation or for obtaining additional benefits from Employer Contributions. If such Excess Aggregate Contributions exceed the balance in the Participant's Account resulting from such Participant Contributions, the balance shall be forfeited, if not vested, or distributed, if vested, on a pro-rata basis from the Participant's Account resulting from Contribution Percentage Amounts. These Forfeitures shall be used to offset the earliest Employer Contribution due after the Forfeiture arises.

                                   ARTICLE IV

                       INVESTMENT OF CONTRIBUTIONS SECTION

4.01--INVESTMENT OF CONTRIBUTIONS.

         All Contributions are forwarded by the Employer to the Trustee to be deposited in the Trust Fund.

         Investment of Contributions is governed by the provisions of the Trust, the Group Contract and any other funding arrangement in which the Trust Fund is or may be invested. To the extent permitted by the Trust, Group Contract or other funding arrangement, the parties named below shall direct the Contributions to any of the accounts available under the Trust or Group Contract and may request the transfer of assets resulting from those Contributions between such accounts. A Participant may not direct the Trustee to invest the Participant's Account in collectibles. Collectibles means any work of art, rug or antique, metal or gem, stamp or coin, alcoholic beverage or other tangible personal property specified by the Secretary of Treasury. To the extent that a Participant does not direct the investment of his Account, such Account shall be invested ratably in the accounts available under the Trust or Group Contract in the same manner as the undirected Accounts of all other Participants. The Vested Accounts of all Inactive Participants may be segregated and invested separately from the Accounts of all other Participants.

         The Trust Fund shall be valued at current fair market value as of the last day of the last calendar month ending in the Plan Year and, at the discretion of the Trustee, may be valued more frequently. The valuation shall take into consideration investment earnings credited, expenses charged, payments made and changes in the value of the assets held in the Trust Fund. The Account of a Participant shall be credited with its share of the gains and losses of the Trust Fund. That part of a Participant's Account invested in a funding arrangement which establishes an account or accounts for such Participant thereunder shall be credited with the gain or loss from such account or accounts. That part of a Participant's Account which is invested in other funding arrangements shall be credited with a proportionate share of the gain or loss of such investments. The share shall be determined by multiplying the gain or loss of the investment by the ratio of the part of the Participant's Account invested in such funding arrangement to the total of the Trust Fund invested in such funding arrangement.

         At least annually, the Named Fiduciary shall review all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine appropriate methods of carrying out the Plan's objectives. The Named Fiduciary shall inform the Trustee and any Investment Manager of the Plan's short-term and long-term financial needs so the investment policy can be coordinated with the Plan's financial requirements.

          a)   Employer    Contributions    other   than    Elective    Deferral
               Contributions: The Participant (before January 1, 1994, the Participant with the consent of the

               Trustee)   shall   direct  the   investment   of  such   Employer
               Contributions   and  transfer  of  assets  resulting  from  those
               Contributions.

          b) Elective Deferral Contributions: The Participant (before January 1, 1994, the Participant with the consent of the Trustee) shall direct the investment of Elective Deferral Contributions and transfer of assets resulting from those Contributions.

          c) Participant Contributions: The Participant (before January 1, 1994, the Participant with the consent of the Trustee) shall direct the investment of Participant Contributions and transfer of assets resulting from those Contributions.

          d) Rollover Contributions: The Participant (before January 1, 1994, the Participant with the consent of the Trustee) shall direct the investment of Rollover Contributions and transfer of assets resulting from those Contributions.

         However, the Named Fiduciary may delegate to the Investment Manager investment discretion for Contributions and Plan assets which are not subject to Participant direction.

SECTION 4.01A--INVESTMENT IN QUALIFYING EMPLOYER SECURITIES.

          Participants in the Plan shall be entitled to invest all or any portion of their Account in Qualifying Employer Securities at full market price, effective September 1, 1997. Effective September 1, 1997, Elective Deferral Contributions, Voluntary Contributions, and Points-Based Contributions made on and after September 1, 1997, may be used to purchase Qualifying Employer Securities at either full market price or at a 10% discount.

          Once investment in Qualifying Employer Securities is made available to Eligible Employees, then it shall continue to be available unless the Plan and Trust is amended to disallow such available investment.

          Participants shall be entitled to have all or any portion of their Account invested in Qualifying Employer Securities. In the absence of such election, such Eligible Employees shall be deemed to have elected to have their Accounts invested wholly in the Investment Funds. Once an election is made, it shall be considered to continue until a new election is made.

          Sales  of  Qualifying   Employer   Securities   including   discounted
Qualifying Employer Securities are limited to a maximum of 12 sales per year.

          Discounted Qualifying Employer Securities may only be sold once every 12 months, and no transfers out of discounted Qualifying Employer Securities are permitted for 12 months after the first purchase of discounted Qualifying Employer Securities. The foregoing limitations shall not apply if a Participant terminates employment with the Employer, the sale is part of the Participant's complete withdrawal from the Plan (in which case such stock will be the last to be liquidated) or the sale is made in connection with a loan made to the Participant by the Plan.

          The Plan Administrator may use as the value of the shares the price at which such shares traded on the New York Stock Exchange, or an average of the bid and asked prices for such shares on the New York Stock Exchange, provided that such value is representative of the fair market value of such shares in the opinion of the Plan Administrator. If the Qualifying Employer Securities do not trade on the annual valuation date or if the market is very thin on such date, then the Plan Administrator may use the average of trade prices for a period of time ending on such date, provided that such value is representative of the fair market value of such shares in the opinion of the Plan Administrator. The value of a Participant's Qualifying Employer Securities Account may be expressed in units.

          For purposes of determining the annual valuation of the Plan and for reporting to Participants and regulatory authorities, the assets of the Plan shall be valued at least annually on the Valuation Date which corresponds to the last day of the Plan Year. The fair market value of Qualifying Employer Securities shall be determined on such a Valuation Date. The average of the bid and asked prices of Qualifying Employer Securities as of the date of the transaction shall apply for purposes of valuing distributions and other transactions of the Plan to the extent such value is representative of the fair market value of such shares in the opinion of the Plan Administrator.

          All purchases of Qualifying Employer Securities shall be made at a price, or prices, which, in the judgment of the Plan Administrator, do not exceed the fair market value of such Qualifying Employer Securities.

          In the event that the Trustee acquires shares of Qualifying Employer Securities by purchase from a "disqualified person" as defined in Code Section 4975(e)(2), in exchange for cash or other assets of the Trust, the terms of such purchase shall contain the provision that in the event that there is a final determination by the Internal Revenue Service or court of competent jurisdiction that the fair market value of such shares of Qualifying Employer Security as of the date of purchase was less than the purchase price paid by the Trustee, then the seller shall pay or transfer, as the case may be, to the Trustee an amount of cash, shares of Qualifying Employer Security, or any combination thereof equal in value to the difference between the purchase price and said fair market value for all such shares. In the event that cash and/or shares of Qualifying Employer Security are paid and/or transferred to the Trustee under this provision, shares of Qualifying Employer Security shall be valued at their fair market value as of the date of said purchase, and interest at a reasonable rate from the date of purchase to the date of payment shall be paid by the seller on the amount of cash paid.

         The Plan Administrator may direct the Trustee to sell, resell or otherwise dispose of Qualifying Employer Securities to any person, including Praxair, Inc., provided that any such sales to any disqualified person, including Praxair, Inc., will be made at not less than the fair market value and no commission is charged. Any such sale shall be made in conformance with
Section 408(e) of ERISA.

         In the event the Plan Administrator directs the Trustee to dispose of any Qualifying Employer Securities held as Trust Assets under circumstances
which  require   registration  and/or
qualification of the securities under applicable Federal or state securities laws, then either Praxair, Inc. or the Employer, at its own expense, will take or cause to be taken any and all such action as may be necessary or appropriate to effect such registration and/or qualification.

         Charges and expenses incurred in connection with the purchase and sale of Qualifying Employer Securities held in the Qualifying Employer Securities Account shall be charged to such Qualifying Employer Securities Account.

SECTION 4.01B--LIMITATION ON INVESTMENT IN QUALIFYING EMPLOYER
                SECURITIES BY SOME PARTICIPANTS

         Participants who are directors, officers, 10% stockholders of Praxair, Inc., and other persons subject to Section 16 of the Securities Exchange Act of 1934 (the "1934 Act") will be permitted to change the level of investment in the Qualifying Employer Securities Account only once every six months. Additionally, Participants who are directors, officers, 10% stockholders of Praxair, Inc., and other persons subject to Section 16 of the 1934 Act who cease participation in the Qualifying Employer Securities Account, or who reduce their participation in such account to a nominal level, may not participate (e.g., direct that investments be made on their behalf under the Qualifying Employer Securities Account again for at least six months. Intra-plan transfers by such Participants between the Qualifying Employer Securities Account and the other investment accounts available under the Plan may only be made pursuant to an investment election made during the period beginning on the third business day following the date of release of annual or quarterly financial information by Praxair, Inc. and ending on the twelfth business day following such date. Subject to certain limited exceptions, Participants who are directors, officers 10% stockholders of Praxair, Inc., and other persons subject to Section 16 of the 1934 Act making withdrawals of investments under the Qualifying Employer Securities Account must cease further purchases/investment under the Qualifying Employer Securities Account for six months.

         With respect to Participants who are directors, officers, 10% stockholders of Praxair, Inc., and other persons subject to the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provisions of the Plan or action by the Plan Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Plan Administrator.

SECTION 4.01C--DIVIDENDS, RIGHTS, WARRANTS AND SCRIP

         Any dividends payable on the Qualifying Employer Securities shall be reinvested in additional shares of Qualifying Employer Securities at a 5% discount. The purchase price for such additional shares shall be the average of the opening price and closing price of Praxair, Inc. stock on the New York Stock Exchange--Composite Transactions on the date the dividends are paid, less five percent (5%).

         If any rights, warrants or scrip are issued in Qualifying Employer Securities, the Trustee shall automatically exercise the rights, warrants or scrip for whole shares, and shall automatically offer the rights, warrants, or scrip for fractional shares for sale on the open market and shall reinvest the proceeds in additional shares of Qualifying Employer Securities.

SECTION 4.02-PURCHASE OF INSURANCE.

         The purchase of life insurance is available under this Plan for the purpose of providing incidental death benefits.

         On and after July 1, 1997, the Plan will no longer allow the purchase of life insurance. Policies that are held under the Plan before July 1, 1997, will continue to be held by the Plan.

         Prior to July 1, 1997, an Active Participant may elect to have any part of his Account which results from Employer Contributions applied to purchase life insurance coverage on his life.

         The Trustee shall apply for and will be the owner of any Insurance Policy purchased under the terms of this Plan. The purchase shall be subject to the provisions of this section, the distribution of benefits provisions of
Article V1, and the beneficiary provisions of the BENEFICIARY SECTION of Article
IX. If the Participant has a spouse to whom he has been continuously married for at least one year, such spouse shall be his Beneficiary under the Insurance Policy on the Participant's life unless (a) a qualified election has been made according to the provisions of the ELECTION PROCEDURES SECTION of Article V1 or
(b) the Trustee has been named as Beneficiary. If the Trustee is named as Beneficiary, upon the death of the Participant, the Trustee shall be required to pay over all proceeds of the Insurance Policy to the Participant's Beneficiary or spouse, as the case may be, according to the distribution of benefits provisions of Article Vl. Under no circumstances shall the Trust retain any part of the proceeds. In the event of any conflict between the terms of this Plan and the terms of any Insurance Policy purchased hereunder, the Plan shall control.

         The purchase of insurance shall be subject to the limitations that may be imposed by the Insurer under the applicable Insurance Policy. The Insurance Policy may provide for waiver of premium for disability and for substandard extra insurance coverage if the insured is not a standard risk.

         The total of all insurance premiums provided by Employer Contributions for a Participant shall be limited to a percentage of all Employer Contributions made for him. All such ordinary life insurance premiums shall be limited to a percentage which is less than 50%. All such term life and universal life insurance premiums shall be limited to a percentage which is not more than 25%. If both ordinary life insurance and term life or universal life insurance is purchased, 1/2 of all such ordinary life insurance premiums and all such other life insurance premiums shall be limited to a percentage which is not more than 25%. Ordinary life insurance policies are policies with both nondecreasing death benefits and nonincreasing premiums.

         Any dividends declared under an Insurance Policy for a Participant may, within the terms of the Insurance Policy, be applied to reduce the earliest premium due, purchase paid-up insurance coverage, accumulate under the policy to provide additional death benefit or be credited to the Participant's Account which is included in the Investment Fund. In the absence of any direction, such dividends shall be applied to reduce the earliest premium due for such amount of insurance.

         A Participant may elect to have amounts deducted from his Account to pay insurance premiums. The total amount deducted cannot exceed the amount of Contributions credited to his Account which were not used to purchase insurance, but could have been.

         If a decrease in the amount of life insurance is necessary any cash values of the terminated insurance shall be retained in the Participant's Account and added to the Investment Fund.

SECTION 4.03--TRANSFER OF OWNERSHIP.

         Any transfer of ownership under this section shall be subject to the distribution of benefits provisions of Article Vl.

         Upon the request of a Participant the Employer may purchase for its cash value a personal life insurance policy issued to and insuring the life of the Participant. Such policy shall be immediately transferred from the Employer to the Trustee. The cash value of the purchased policy shall be a part of the Employer Contribution for the Plan Year. Any such purchase shall be accomplished only under an appropriate written agreement between the Participant the Trustee and the Employer. In lieu of the Employer's purchase of such policy and at the Employer's direction the Trustee may purchase the policy directly from the Participant. These provisions shall not be available if the policy is subject to a policy loan or similar lien. The purchase of and future premiums for any such policy shall be subject to the limitations in the PURCHASE OF INSURANCE SECTION of Article IV.

         If the Insurance Policy allows a Participant may pay the Trustee an amount equal to the cash values of any Insurance Policy for him. Such payment shall become a part of his Account. Upon receiving the payment the Trustee shall transfer ownership of the policy to the Participant. This transfer of ownership is not a distribution from the Plan. This option shall only be available to a Participant if the policy would but for the sale be surrendered by the Plan.

         If a distribution of a Participant's Vested Account would include the cash values of an Insurance Policy for him the Participant may have ownership of such policy transferred to himself without making payment to the Trustee if permitted by such Insurance Policy. Any Insurance Policy transferred to the Participant for which he has not made payment to the Trustee is a distribution from the Plan.

         In applying the provisions of this section all Participants in similar circumstances shall be treated in a similar manner. Participants who are highly compensated employees as defined in

Code Section 414(q) (officers shareholders or highly compensated Employees before the first Yearly Date after December 31, 1988) shall not be treated in a manner more favorable than that afforded all other Participants.

SECTION 4.04--TERMINATION OF INSURANCE.

         The termination of insurance under this section shall be subject to the distribution of benefits provisions of Article VI.

         No premium payments shall be made under this Plan for an Inactive Participant. If a Participant becomes an Inactive Participant before Retirement Date the Trustee may either use the cash values of the Insurance Policy for the Participant to provide paid-up insurance or may surrender the Insurance Policy. The cash values of a surrendered Insurance Policy are retained in the Participant's Account and added to the Investment Fund. The purchase of paid-up insurance shall be subject to the provisions of the Insurance Policy. If the Participant ceases to be an Employee before Retirement Date the Participant may elect to have ownership of the Insurance Policy transferred as provided in the TRANSFER OF OWNERSHIP SECTION of Article IV.

         On a Participant's Retirement Date all or a part of any Insurance Policy for him the ownership of which has not been transferred to him shall terminate. The cash values shall be paid to the Participant in cash or applied to provide an income for him according to the provisions of the Insurance Policy. In any event no portion of the value of any Insurance Policy shall be used to continue life insurance protection under the Plan beyond actual retirement.

                                    ARTICLE V
                                    BENEFITS

SECTION 5.01--RETIREMENT BENEFITS.

         On  a  Participants   Retirement  Date  his  Vested  Account  shall  be
distributed  to him  according to the  distribution  of benefits  provisions  of
Article VI and the provisions of the SMALL AMOUNTS SECTION of Article IX

SECTION 5.02--DEATH BENEFITS.

         If a Participant dies before his Annuity Starting Date his Vested Account shall be distributed according to the distribution of benefits provisions of Article VI and the provisions of the SMALL AMOUNTS SECTION of
Article IX.

SECTION 5.03--VESTED BENEFITS.

         A Participant may receive a distribution of his Vested Account at any time after he ceases to be an Employee provided he has not again become an Employee. If such amount is not payable under the provisions of the SMALL AMOUNTS SECTION of Article IX it will be distributed only if the Participant so elects. The Participant s election shall be subject to the requirements in the ELECTION PROCEDURES SECTION of Article VI for a qualified election of a retirement benefit.

         If a Participant does not receive an earlier distribution according to the provisions of this section or the SMALL AMOUNTS SECTION of Article IX upon his Retirement Date or death his Vested Account shall be applied according to the provisions of the RETIREMENT BENEFITS SECTION or the DEATH BENEFITS SECTION of Article V.

         The Nonvested Account of a Participant who has ceased to be an Employee shall remain a part of his Account until it becomes a Forfeiture; provided however if the Participant again becomes an Employee so that his Vesting Percentage can increase the Nonvested Account may become a part of his Vested Account.

SECTION 5.04--WHEN BENEFITS START.

         Benefits under the Plan begin when a Participant retires dies or ceases to be an Employee whichever applies as provided in the preceding sections of this article. Benefits which begin before Normal Retirement Date for a Participant who became Totally and Permanently Disabled when he was an Employee shall be deemed to begin because he is Totally and Permanently Disabled. The start of benefits is subject to the qualified election procedures of Article VI.

         Unless otherwise elected, benefits shall begin before the sixtieth day following the close of the Plan Year in which the latest date below occurs:

          a) The date the Participant attains age 65 or (Normal Retirement Age, if earlier).

          b)   The tenth anniversary of the Participant's Entry Date.

          c)   The date the Participant ceases to be an Employee.

         Notwithstanding the foregoing, the failure of a Participant and spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of the ELECTION PROCEDURES SECTION of Article Vl, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this section.

         The Participant may elect to have his benefits begin after the latest date for beginning benefits described above, subject to the provisions of this section. The Participant shall make the election in writing and deliver the signed statement of election to the Plan Administrator before Normal Retirement Date or the date he ceases to be an Employee, if later. The election must describe the form of distribution and the date the benefits will begin.

         The Participant shall not elect a date for beginning benefits or a form of distribution that would result in a benefit payable when he dies which would be more than incidental within the meaning of governmental regulations.

         Benefits shall begin by the Participant's Required Beginning Date, as defined in the OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS SECTION of Article Vl.

         Contributions which are used to compute the Actual Deferral Percentage, as defined in the EXCESS AMOUNTS SECTION of Article III, may be distributed upon disposition by the Employer of substantially all of the assets (within the meaning of Code Section 409(d)(2)) used by the Employer in a trade or business or disposition by the Employer of the Employer's interest in a subsidiary (within the meaning of Code Section 409(d)(3)) if the transferee corporation is not a Controlled Group member, the Employee continues employment with the transferee corporation and the transferor corporation continues to maintain the Plan. Such distributions made after March 31, 1988, must be made in a single sum.

SECTION 5.05--WITHDRAWAL PRIVILEGES.

         A Participant may withdraw that part of his Vested Account resulting from his Voluntary Contributions and Employee Deductible Contributions. A Participant may make such a withdrawal at any time. The ESOP account balance transferred from the CBI 401(k) Pay Deferral Plan shall be available for withdrawal at any time.

         A Participant may withdraw up to 75% of his Vested Account which results from the following Contributions

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

                  Elective Deferral Contributions
                  Matching Contributions
                  Points-Based Additional Contributions
                  Additional Contributions
                  Discretionary Contributions
                  Rollover Contributions

in the event of hardship due to an immediate and heavy financial need. Withdrawals from the Participant's Account resulting from Elective Deferral Contributions shall be limited to the amount of the Participant's Elective Deferral Contributions. Immediate and heavy financial need shall be limited to
(i) expenses incurred or for medical care described in Code Section 213(d) of the Participant the Participant's spouse or any dependents of the Participant (as defined in Code Section 152); (ii) purchase (excluding mortgage payments) of a principal residence for the Participant; (iii) payment of tuition and related educational fees for the next 12 months of postsecondary education for the Participant his spouse children or dependents; (iv) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or (v) any other distribution which is deemed by the Commissioner of Internal Revenue to be made on account of immediate and heavy financial need as provided in Treasury regulations. The Participant's request for a withdrawal shall include his written statement that an immediate and heavy financial need exists and explain its nature.

         No withdrawal shall be allowed which is in excess of the amount required to relieve the financial need or if such need can be satisfied from other resources that are reasonably available to the Participant. The amount of an immediate and heavy financial need may include any amount necessary to pay any Federal state or local income taxes or penalties reasonably anticipated to result from the distribution. The Participant's request for a withdrawal shall include his written statement that the amount requested does not exceed the amount needed to meet the financial need. The Participant's request for a withdrawal shall include his written statement that the need cannot be relieved:
(i) through reimbursement or compensation by insurance or otherwise; (ii) by reasonable liquidation of the Participant's assets to the extent such liquidation would not itself cause immediate and heavy financial need; (iii) by cessation of elective contributions or employee contributions under the Plan; or
(iv) by other distributions or nontaxable (at the time of the loan) loans currently available from plans maintained by the Employer or any other employer or by borrowing from commercial sources on reasonable commercial terms.

         Before the first Yearly Date in 1992 immediate and heavy financial need in (i) shall be limited to medical expenses described in Code Section 213 (d) incurred by the Participant (as defined in Code Section 152) and such need in
(iii) shall be limited to payment of tuition for the next semester or quarter of post-secondary education for the Participant his spouse children or dependents. In addition the amount of the immediate and heavy financial need shall not include amounts necessary to pay any Federal state or local income taxes or penalties reasonably anticipated to result from the distribution.

         A request for withdrawal shall be in writing on a form furnished for that purpose and delivered to the Plan Administrator before the withdrawal is to occur. The Participant's request shall be subject to the requirements in the ELECTION PROCEDURES SECTION of Article VI for a qualified election of a retirement benefit payable in a form other than a Qualified Joint and Survivor Form.

         A forfeiture shall not occur solely as a result of a withdrawal.

SECTION 5.06--LOANS TO PARTICIPANTS.

         Loans shall be made available to all Participants on a reasonably equivalent basis. For purposes of this section Participant means any Participant or Beneficiary who is a party-in-interest within the meaning of Section 3(14) of the Employee Retirement Income Security Act of 1974. Loans shall not be made to highly compensated employees as defined in Code Section 414(q) in an amount greater than the amount made available to other Participants.

         No loans will be made to any shareholder-employee or owner-employee. For purposes of this requirement a shareholder-employee means an employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of Code Section 318(a)(1)) on any day during the taxable year of such corporation more than 5% of the outstanding stock of the corporation.

         A loan to a Participant shall be a Participant-directed investment of his Account. No Account other than the borrowing Participant's Account shall share in the interest paid on the loan or bear any expense or loss because of the loan.

         The number of outstanding loans shall be limited to two. The minimum amount of any loan shall be $1,000.

         Loans must be adequately secured and bear a reasonable rate of interest.

         The amount of the loan shall not exceed the maximum amount that may be treated as a loan under Code Section 72(D) (rather than a distribution) to the Participant and shall be equal to the lesser of (a) or (b) below:

          a) $50,000 reduced by the highest outstanding loan balance of loans during the one-year period ending on the day before the new loan is made.

          b)   The greater of (1) or (2) reduced by (3) below:

               1.   One-half of the Participant's Vested Account.

               2.   $ 10,000.

               3. Any outstanding loan balance on the date the new loan is made.

For purposes of this maximum a Participant's Vested Account does not include any accumulated deductible employee contributions as defined in Code Section 72(o)(5)(B) and all qualified employer plans as defined in Code Section 72(p)(4) of the Employer and any Controlled Group member shall be treated as one plan.

         The foregoing notwithstanding the amount of such loan shall not exceed 50% of the amount of the Participant's Vested Account reduced by any outstanding loan balance on the date the new loan is made. For purposes of this maximum a Participant's Vested Account does not include any accumulated deductible employee contributions as defined in Code Section 72(o)(5)(B). No collateral other than a portion of the Participant's Vested Account (as limited above) shall be accepted. The Loan Administrator shall determine if the collateral is adequate for the amount of the loan requested.

         A Participant must obtain the consent of the Participant's spouse if any to the use of the Vested Account as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan to be so secured is made. The consent must be in writing must acknowledge the effect of the loan and must be witnessed by a plan representative or a notary public. Such consent shall thereafter be binding with respect to that loan. A new consent shall be required if the Vested Account is used for collateral upon renegotiation extension renewal or other revision of the loan.

         If a valid spousal consent has been obtained in accordance with the above then notwithstanding any other provision of this Plan the portion of the Participant's Vested Account used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Vested Account payable at the time of death or distribution but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's Vested Account (determined without regard to the preceding sentence) is payable to the surviving spouse then the Vested Account shall be adjusted by first reducing the Vested Account by the amount of the security used as repayment of the loan and then determining the benefit payable to the surviving spouse.

         Each loan shall bear a reasonable fixed rate of interest to be determined by the Loan Administrator. In determining the interest rate the Loan Administrator shall take into consideration fixed interest rates currently being charged by commercial lenders for loans of comparable risk on similar terms and for similar durations so that the interest will provide for a return commensurate with rates currently charged by commercial lenders for loans made under similar circumstances. The Loan Administrator shall not discriminate among the Participants in the matter of interest rates in accordance with the current appropriate standards.

         The loan shall by its terms require that repayment (principal and interest) be amortized in level payments not less frequently than quarterly over a period not extending beyond five years from the date of the loan. The period of repayment for any loan shall be arrived at by mutual agreement between the Loan Administrator and the Participant.

         The Participant shall make a written application for a loan from the Plan on forms provided by the Loan Administrator. The application must specify the amount and duration requested. No loan will be approved unless the Participant is creditworthy. The Participant must grant authority to the Loan Administrator to investigate the Participant s creditworthiness so that the loan application may be properly considered.

         Information contained in the application for the loan concerning the income liabilities and assets of the Participant will be evaluated to determine whether there is a reasonable expectation that the Participant will be able to satisfy payments on the loan as due. Additionally the Loan Administrator will pursue any appropriate further investigations concerning the creditworthiness and/or credit history of the Participant to determine whether a loan should be approved.

         Each loan shall be fully documented in the form of a promissory note signed by the Participant for the face amount of the loan together with interest determined as specified above.

         There will be an assignment of collateral to the Plan executed at the time the loan is made.

         In those cases where repayment through payroll deduction by the Employer is available installments are so Payable and a payroll deduction agreement will be executed by the Participant at the time of making the loan.

         Where payroll deduction is not available payments are to be timely made.

         Any payment that is not by payroll deduction shall be made payable to the Employer or Trustee as specified in the promissory note and delivered to the Loan Administrator including prepayments and penalties if any and other amounts due under the note.

         The promissory note may provide for reasonable late payment penalties and/or service fees. Any penalties or service fees shall be applied to all Participants in a nondiscriminatory manner. If the promissory note so provides such amounts may be assessed and collected from the Account of the Participant as part of the loan balance

         Each loan may be paid prior to maturity in part or in full without penalty or service fee except as may be set out in the promissory note.

         If any amount remains unpaid for more than 31 days after due a default is deemed to occur.

         Upon default the Plan has the right to pursue any remedy available by law to satisfy the amount due along with accrued interest including the right to enforce its claim against the security pledged and execute upon the collateral as allowed by law.

         If any payment of principal or interest or penalty or any portion thereof is not made for a period of 90 days after due the entire principal balance whether or not otherwise then due shall become immediately due and payable without demand or notice and subject to collection or satisfaction by any lawful means including specifically but not limited to the right to enforce the claim against the security pledged and to execute upon the collateral as allowed by law.

         In the event of default foreclosure on the note and attachment of security or use of amounts pledged to satisfy the amount then due will not occur until a distributable event occurs in accordance with the Plan and will not occur to an extent greater than the amount then available upon any distributable event which has occurred under the Plan

         All reasonable costs and expenses including but not limited to attorney's fees incurred by the Plan in connection with any default or in any proceeding to enforce any provision of a promissory note or instrument by which a promissory note for a Participant loan is secured shall be assessed and collected from the Account of the Participant as part of the loan balance.

         If payroll deduction is being utilized in the event that a Participant's available payroll deduction amounts in any given month are insufficient to satisfy the total amount due there will be an increase in the amount taken subsequently sufficient to make up the amount that is then due. If the subsequent deduction is also insufficient to satisfy the amount due within 31 days a default is deemed to occur as above. If any amount remains past due more than 90 days the entire principal amount whether or not otherwise then due along with interest then accrued and any penalty amount then due shall become due and Payable as above.

         If the Participant ceases to be a party-in-interest (as defined in this section) the balance of the outstanding loan becomes due and payable and the Participant's Vested Account will be used as available for distribution(s) to pay the outstanding loan. The Participant's Vested Account will not be used to pay any amount due under the outstanding loan before the date which is 31 days after the date he ceased to be an Employee and the Participant may elect to repay the outstanding loan with interest on the day of repayment. If no distributable event has occurred under the Plan at the time that the Participant's Vested Account would otherwise be used under this provision to pay any amount due under the outstanding loan this will not occur until the time or in excess of the extent to which a distributable event occurs under the Plan.

                                   ARTICLE VI
                            DISTRIBUTION OF BENEFITS

SECTION 6.01--AUTOMATIC FORMS OF DISTRIBUTION.

         Unless a qualified election of an optional form of benefit has been made within the election period (see the ELECTION PROCEDURES SECTION of Article
Vl) the automatic form of benefit payable to or on behalf of a Participant is determined as follows:

          a) The automatic form of retirement benefit for a Participant who does not die before his Annuity Starting Date shall be the Qualified Joint and Survivor Form.

          b) The automatic form of death benefit for a Participant who dies before his Annuity Starting Date shall be:

               1. A Qualified Preretirement Survivor Annuity for a Participant who has a spouse to whom he has been continuously married throughout the one-year period ending on the date of his death. The spouse may elect to start receiving the death benefit on any first day of the month on or after the Participant dies and before the date the Participant would have been age 70 1/2. If the spouse dies before benefits start the Participant's Vested Account determined as of the date of the spouse's death shall be paid to the spouse's Beneficiary.

               2. A single-sum payment to the Participant's Beneficiary for a Participant who does not have a spouse who is entitled to a Qualified Preretirement Survivor Annuity.

               Before a death benefit will be paid on account of the death of a Participant who does not have a spouse who is entitled to a Qualified Preretirement Survivor Annuity it must be established to the satisfaction of a plan representative that the Participant does not have such a spouse.

SECTION 6.02--OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION
                        REQUIREMENTS.

          a)   For purposes of this section the following terms are defined:

               APPLICABLE LIFE EXPECTANCY means Life Expectancy (or Joint and Last Survivor Expectancy) calculated using the attained age of the Participant (or Designated Beneficiary) as of the
               Participant's (or Designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date Life Expectancy was first calculated. If Life Expectancy is being recalculated the Applicable Life Expectancy shall be the Life Expectancy so

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

               recalculated. The applicable calendar year shall be the first Distribution Calendar Year and if Life Expectancy is being recalculated such succeeding calendar Year.

               DESIGNATED BENEFICIARY means the individual who is designated as the beneficiary under the Plan in accordance with Code Section 401(a)(9) and the regulations thereunder.

               DISTRIBUTION CALENDAR YEAR means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death the first
               Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to (e) below.

               JOINT AND LAST SURVIVOR EXPECTANCY means joint and last survivor expectancy computed by use of the expected return multiples in Table VI of section 1.72-9 of the Income Tax Regulations.

               Unless otherwise elected by the Participant (or spouse in the case of distributions described in (e)(2)(ii) below) by the time distributions are required to begin life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to at subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

               LIFE EXPECTANCY means life expectancy computed by use of the expected return multiples in Tables V of section 1.72-9 of the Income Tax Regulations.

               Unless otherwise elected by the Participant (or spouse in the case of distributions described in (e)(2)(ii) below) by the time distributions are required to begin life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

               PARTICIPANT'S BENEFIT means

               1. The Account Balance as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Account balance as of the dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

               2. For purposes of (1) above if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution

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

                    Calendar Year on or before the Required Beginning Date the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

               REQUIRED BEGINNING DATE means for a Participant the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2 unless otherwise provided in
               (1), (2) or (3) below:

               1. The Required Beginning Date for a Participant who attains age 70 1/2 before January 1, 1988 and who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

               2. The Required Beginning Date for a Participant who attains age 70 1/2 before January l, 1988 and who is a 5-percent owner is the first day of April of the calendar year following the later of

                    i. the calendar year in which the Participant attains age 70 1/2 or

                    ii. the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a 5-percent owner or the calendar year in which the Participant retires

               3. The Required Beginning Date of a Participant who is not a 5-percent owner and who attains age 70 1/2 during 1988 and who has not retired as of January 1 1989 is April 1 1990.

               A Participant is treated as a 5-percent owner for purposes of this section if such Participant is a 5-percent owner as defined in Code Section 416(i) (determined in accordance with Code
               Section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

               Once distributions have begun to a 5-percent owner under this section they must continue to be distributed even if the Participant ceases to be a 5-percent owner in a subsequent year.

          b) The optional forms of retirement benefit shall be the following: a straight life annuity; single life annuities with certain periods of five ten or fifteen years; a single life annuity with installment refund; survivorship life annuities with installment refund and survivorship percentages of 50, 66 2/3 or 100; fixed period annuities for any period of whole months which is not less than 60 and does not exceed the Life Expectancy of the Participant and the named Beneficiary as provided in (d) below where the Life Expectancy is not recalculated; and a series of installments chosen by the Participant with a minimum payment each year beginning with the year the Participant turns age 70 1/2. The payment for the first year in which a minimum payment is required will be made by April 1 of the following calendar year. The payment for the second year and each successive year will be made by December 31 of that year. The minimum payment will be based on a period equal to the Joint and Last Survivor Expectancy of the Participant and the Participant's spouse if any as provided in (d) below where the Joint and Last Survivor Expectancy is recalculated. The balance of the Participant's Vested Account if any will be payable on the Participant's death to his Beneficiary in a single sum. The Participant may also elect to receive his Vested Account in a single-sum Payment.

               Election of an optional form is subject to the qualified election provisions of Article Vl.

               Any annuity contract distributed shall be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of this Plan.

          c) The optional forms of death benefit are a single-sum payment and any annuity that is an optional form of retirement benefit. However a series of installments shall not be available if the Beneficiary is not the spouse of the deceased Participant.

          d) Subject to the AUTOMATIC FORMS OF DISTRIBUTION SECTION of Article VI joint and survivor annuity requirements the requirements of this section shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified the provisions of this section apply to calendar years beginning after December 31. 1984.

               All distributions required under this section shall be determined and made in accordance with the proposed regulations under Code
               Section 401(a)(9) including the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of the proposed regulations.

               The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date.

               As of the first Distribution Calendar Year distributions if not made in a single sum may only be made over one of the following periods (or combination thereof):

               2.   the life of the Participant and a Designated Beneficiary

               3. a period certain not extending beyond the Life Expectancy of the Participant or

               4. a period certain not extending beyond the Joint and Last Survivor Expectancy of the Participant and a Designated Beneficiary.

               If the Participant's interest is to be distributed in other than a single sum the following minimum distribution rules shall apply on or after the Required Beginning Date:

               5.   Individual account:

                    i.   If a Participant's Benefit is to be distributed over

                         1) a period not extending beyond the Life Expectancy of the Participant or the Joint Life and Last Survivor Expectancy of the Participant and the Participant's Designated Beneficiary or

                         2) a period not extending beyond the Life Expectancy of the Designated Beneficiary.

                         the amount required to be distributed for each calendar year beginning with the distributions for the first Distribution Calendar Year must be at least equal to the quotient obtained by dividing the Participant's Benefit by the Applicable Life Expectancy.

                    ii. For calendar years beginning before January 1, 1989 if the Participant's spouse is not the Designated Beneficiary the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is Paid within the Life Expectancy of the Participant.

                    iii. For calendar years beginning  after   December 31, 1988
                         the amount to be distributed each year beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Participant's Benefit by the lesser of

                         1)      the Applicable Life Expectancy or

                         2) if the Participant's spouse is not the Designated Beneficiary the applicable divisor determined from the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the proposed regulations.

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

                                 Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy in (5)(i) above as the relevant divisor without regard to proposed regulations section 1.401(a)(9)-2.

                    iv. The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for the Distribution Calendar Year for other calendar years including the minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs must be made on or before December 31 of that Distribution Calendar Year.

               6    Other forms:

                    i. If the Participant's benefit is distributed the form of an annuity purchased from an insurance company distributions thereunder shall be made in accordance with requirements of Code Section 401(a)(9) and the proposed regulations thereunder.

          e)   Death distribution provisions:

               1. Distribution beginning before death. If the Participant dies after distribution of his interest has begun the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

               2. Distribution beginning after death. If the Participant dies before distribution of his interest begins distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (i) or (ii) below:

                    i. if any portion of the Participant's interest is payable to a Designated Beneficiary distributions may be made over the life or over a period certain not greater than the Life Expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                    ii. if the Designated Beneficiary is the Participant's surviving spouse the date distributions are required to begin in accordance with (i) above shall not be earlier than the later of

                         1)   December  31  of  the  calendar  year  immediately
                              following   the   calendar  year   in  which   the
                              Participant died and

                         2) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

                    If the Participant has not made an election pursuant to this
                    (e)(2) by the time of his death the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of

                    iii. December 31 of the calendar year in which distributions would be required to begin under this subparagraph or

                    iv.  December 31 of the  calendar  year which  contains  the
                         fifth   anniversary   of  the  date  of  death  of  the
                         Participant.

                    If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the participant's death.

               3. For purposes of (e)(2) above, if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of (e)(2) above, with the exception of
                    (e)(2)(ii) therein, shall be applied as if the surviving spouse were the Participant.

               4. For purposes of this (e), any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

               5.   For purposes of this (e),  distribution  of a  Participant's interest is considered to begin on the Participant's Required Beginning Date (or if (e)(3) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to (e)(2) above). If distribution in the form of an annuity irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

SECTION 6.02A--DISTRIBUTIONS IN QUALIFYING EMPLOYER SECURITIES.

         In lieu of the distributions permitted under Section 6.02 above, any portion of the Participant's Vested Account held in Qualifying Employer Securities may be distributed in kind. Fractional shares shall be paid in cash valued as of the most recent Valuation Date; the distribution shall include any dividends (cash or stock) on such whole shares or any additional shares received as a result of a stock split or any other adjustment to such whole shares since the Valuation Date preceding the date of distribution.

SECTION 6.03--ELECTION PROCEDURES.

         The Participant, Beneficiary, or spouse shall make any election under this section in writing. The Plan Administrator may require such individual to complete and sign any necessary documents as to the provisions to be made. Any election permitted under (a) and (b) below shall be subject to the qualified election provisions of (c) below

          a) Retirement Benefits. A Participant may elect his Beneficiary or Contingent Annuitant and may elect to have retirement benefits distributed under any of the optional forms of retirement benefit described in the OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS SECTION of Article Vl.

          b) Death Benefits. A Participant may elect his Beneficiary and may elect to have death benefits distributed under any of the optional forms of death benefit described in the OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS SECTION of Article Vl.

               If the Participant has not elected an optional form of distribution for the death benefit payable to his Beneficiary, the Beneficiary may, for his own benefit, elect the form of distribution, in like manner as a Participant.

               The Participant may waive the Qualified Preretirement Survivor Annuity by naming someone other than his spouse as Beneficiary.

               In lieu of the Qualified Preretirement Survivor Annuity described in the AUTOMATIC FORMS OF DISTRIBUTION SECTION of Article VI the spouse may for his own benefit waive the Qualified Preretirement Survivor Annuity by electing to have the benefit distributed under any of the optional forms of death benefit described in the OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS SECTION of Article VI.

          c) Qualified Election. The Participant Beneficiary or spouse may make an election at any time during the election period. The Participant Beneficiary or spouse may revoke the election made (or make a new election) at any time and any number of times during the election period. An election is effective only if it meets the consent requirements below.

               The election period as to retirement benefits is the 90-day period ending on the Annuity Starting Date. An election to waive the Qualified Joint and Survivor Form may not be made before the date he is provided with the notice of the ability to waive the Qualified Joint and Survivor Form. If the Participant elects the series of installments he may elect on any later date to have the balance of his Vested Account paid under any of the optional forms of retirement benefit available under the Plan. His election period for this election is the 90-day period ending on the Annuity Starting Date for the optional form of retirement benefit elected.

               A Participant may make an election as to death benefits at any time before he dies. The spouse's election period begins on the date the Participant dies and ends on the date benefits begin. The Beneficiary's election period begins on the date the Participant dies and ends on the date benefits begin. An election to waive the Qualified Preretirement Survivor Annuity may not be made by the Participant before the date he is provided with the notice of the ability to waive the Qualified Preretirement Survivor Annuity. A Participant's election to waive the Qualified Preretirement Survivor Annuity which is made before the first day of the Plan Year in which he reaches age 35 shall become invalid on such date. An election made by a Participant after he ceases to be an Employee will not become invalid on the first day of the Plan Year in which he reaches age 35 with respect to death benefits from that part of his Account resulting from Contributions made before he ceased to be an Employee.

               If the Participant's Vested Account has at any time exceeded $3,500 any benefit which is (1) immediately distributable or (2) payable in a form other than a Qualified Joint and Survivor Form or a Qualified Preretirement Survivor Annuity requires the consent of the Participant and the Participant's spouse (or where either the Participant or spouse has died the survivor). The consent of the Participant or spouse to a benefit which is immediately distributable must not be made before the date the Participant or spouse is provided with the notice of the ability to defer the distribution. Such consent shall be made in writing. The consent shall not be made more than 90 days before the Annuity Starting Date. Spousal consent is not required for a benefit which is immediately distributable in a Qualified Joint and Survivor Form. Furthermore if spousal consent is not required because the Participant is electing an optional form of retirement benefit that is not a life annuity pursuant to (d) below only the Participant need consent to the distribution of a benefit payable in a form that is not a life annuity and which is immediately distributable. Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy Code Section 401(a)(9) or Code Section 415. In addition upon termination of this Plan if the Plan does not offer an annuity option (purchased from a commercial provider) the Participant's Account balance may without the Participant's consent be distributed to the Participant or transferred to another defined contribution plan (other than an employee stock ownership plan as defined in Code
               Section 4975(e)(7)) within the same Controlled Group. A benefit is immediately distributable if any part of the benefit could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the older of Normal Retirement Age or age 62. If the Qualified Joint and Survivor Form is waived, the spouse has the right to consent only to a specific Beneficiary or a specific form of benefit. The spouse can relinquish one or both such rights. Such consent shall be made in writing. The consent shall not be made more than 90 days before the Annuity Starting Date. If the Qualified Preretirement Survivor Annuity is waived the spouse has the right to limit consent only to a specific Beneficiary. Such consent shall be in writing. The spouse's consent shall be witnessed by a plan representative; or notary public. The spouse's consent must acknowledge the effect of the election including that the spouse had the right to limit consent only to a specific Beneficiary or a specific form of benefit, if applicable, and that the relinquishment of one or both such rights was voluntary. Unless the consent of the spouse expressly permits designations by the Participant without a requirement of further consent by the spouse, the  spouse's  consent  must be  limited  to the  form of
               benefit, if  applicable, and  the   Beneficiary   (including  any
               Contingent Annuitant), class of Beneficiaries, or contingent Beneficiary named in the election. Spousal consent is not required, however, if the Participant establishes to the satisfaction of the plan representative that the consent of the spouse cannot be obtained because there is no spouse or the spouse cannot be located. A spouse's consent under this paragraph shall not be valid with respect to any other spouse. A Participant may revoke a prior election without the consent of the spouse. Any new election will require a new spousal consent unless the consent of the spouse expressly permits such election by the Participant without further consent by the spouse. A spouse's consent may be revoked at any time within the Participant's election period.

          d) Special Rule for Profit Sharing Plan. As provided in the preceding provisions of the Plan, if a Participant has a spouse to whom he has been continuously married throughout the one-year period ending on the date of his death, the Participant's Vested Account, including the proceeds payable under any Insurance Policy on the Participant's life, shall be paid to such spouse. However, if there is no such spouse or if the surviving spouse has already consented in a manner conforming to the qualified election requirements in (c) above, the Vested Account shall be payable to the Participant's Beneficiary in the event of the Participant's death.

               The Participant may waive the spousal death benefit described above at any time provided that no such waiver shall be effective unless it satisfies the conditions of (c) above (other than the notification requirement referred to therein) that would apply to the Participant's waiver of the Qualified Preretirement Survivor Annuity.

               Because this is a profit sharing plan which pays death benefits as described above, this subsection (d) applies if the following condition is met: with respect to the Participant, this Plan is not a direct or indirect transferee after December 31, 1984, of a defined benefit plan, money purchase plan (including a target plan), stock bonus plan or profit sharing plan which is subject to the survivor annuity requirements of Code Section 401 (a)(11) and Code Section 417. If the above condition is met, spousal consent is not required for electing a benefit payable in a form that is not a life annuity. If the above condition is not met the consent requirements of this article shall be operative.

SECTION 6.04--NOTICE REQUIREMENTS.

          a) Optional forms of retirement benefit. The Plan Administrator shall furnish to the Participant and the Participant's spouse a written explanation of the optional forms of retirement benefit in the OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS SECTION of Article VI, including the material features and relative values of these options in a manner that would satisfy the notice requirements of Code Section 417(a)(3) and the right of the Participant and the Participant's spouse to defer distribution until the benefit is no longer immediately distributable. The Plan Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Participant and the Participant's spouse no less than 30 days and no more than 90 days before the Annuity Starting Date.

          b) Qualified Joint and Survivor Form. The Plan Administrator shall furnish to the Participant a written explanation of the following: the terms and conditions of the Qualified Joint and Survivor Form; the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Form; the rights of the Participant's spouse; and the right to revoke an election and the effect of such a revocation. The Plan
               Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Participant no less than 30 days and no more than 90 days before the Annuity Starting Date.

               After the written explanation is given, a Participant or spouse may make written request for additional information. The written explanation must be personally delivered or mailed (first class mail postage prepaid) to the Participant or spouse within 30 days from the date of the written request. The Plan Administrator does not need to comply with more than one such request by a Participant or spouse.

               The Plan Administrator's explanation shall be written in nontechnical language and will explain the terms and conditions of the Qualified Joint and Survivor Form and the financial effect upon the Participant's benefit (in terms of dollars per benefit payment) of electing not to have benefits distributed in accordance with the Qualified Joint and Survivor Form.

          c) Qualified Preretirement Survivor Annuity. As required by the Code and Federal regulation, the Plan Administrator shall furnish to the Participant a written explanation of the following: the terms and conditions of the Qualified
               Preretirement Survivor Annuity; the Participant's right to make, and the effect of, an election to waive the Qualified Preretirement Survivor Annuity; the rights of the Participant's spouse; and the right to revoke an election and the effect of such a revocation. The Plan Administrator shall furnish the written explanation by a method reasonalby calculated to reach the attention of the Participant within the applicable period. The applicable period for a Participant is whichever of the following periods ends last:

               1. the period beginning one year before the date the individual becomes a Participant and ending one year after such date: or

               2. the period beginning one year before the date the Participant's spouse is first entitled to a Qualified
                    Preretirement Survivor Annuity and ending one year after such date.

               If such notice is given before the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35 an additional notice shall be given within such period. If a Participant ceases to be an Employee before attaining age 35 an additional notice shall be given within the period beginning one year before the date he ceases to be an Employee and ending one year after such date.

               After the written explanation is given a Participant or spouse may make written request for additional information. The written explanation must be personally delivered or mailed (first class mail postage prepaid) to the Participant or spouse within 30 days from the date of the written request. The Plan Administrator does not need to comply with more than one such request by a Participant or spouse.

               The Plan Administrator 's explanation shall be written in nontechnical language and will explain the terms and conditions of the Qualified Preretirement Survivor Annuity and the financial effect upon the spouse's benefit (in terms of dollars per benefit payment) of electing not to have benefits distributed in accordance with the Qualified Preretirement Survivor Annuity.


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


                                   ARTICLE VII
                               TERMINATION OF PLAN

         The Employer expects to continue the Plan indefinitely but reserves the right to terminate the Plan in whole or in part at any time upon giving written notice to all parties concerned. Complete discontinuance of Contributions under the Plan constitutes complete termination of Plan.

         The Account of each Participant shall be fully (100%) vested and nonforfeitable as of the effective date of complete termination of Plan. The Account of each Participant who is included in the group of Participants deemed to be affected by the partial termination of the Plan shall be fully ( 100%) vested and nonforfeitable as of the effective date of the partial Plan termination. The Participant's Account shall continue to participate in the earnings credited, expenses charged and any appreciation or depreciation of the Investment Fund until the Vested Account is distributed. A distribution under this article will be a retirement benefit and shall be distributed to the Participant according to the provisions of Article VI.

         A Participant's Account which does not result from Contributions which are used to compute the Actual Deferral Percentage as defined in the EXCESS AMOUNTS SECTION of Article III may be distributed to the Participant after the effective date of the complete or partial Plan termination. A Participant's Account resulting from Contributions which are used to compute such percentage may be distributed upon termination of the Plan without the establishment or maintenance of another defined contribution plan other than an employee stock ownership plan (as defined in Code Section 4975(e) or Code Section 409) or a simplified employee pension plan (as defined in Code Section 40S(k)). Such a distribution made after March 31 1988 must be in a single sum.

         Upon complete termination of this Plan no more Employees shall become Participants and no more Contributions shall be made.

         The assets of this Plan shall not be paid to the Employer at any time except that after the satisfaction of all liabilities under the Plan any assets remaining may be paid to the Employer. The payment may not be made if it would contravene any provision of law.


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


                                  ARTICLE VIII
                             ADMINISTRATION OF PLAN

SECTION 8.01--ADMINISTRATION.

         Subject to the provisions of this article, the Plan Administrator has complete control of the administration of the Plan. The Plan Administrator has all the powers necessary for it to properly carry out its administrative duties. Not in limitation, but in amplification of the foregoing the Plan Administrator has the power to construe the Plan, including ambiguous provisions, and to determine all questions that may arise under the Plan, including all questions relating to the eligibility of Employees to participate in the Plan and the amount of benefit to which any Participant, Beneficiary, spouse or Contingent Annuitant may become entitled. The Plan Administrator's decisions upon all matters within the scope of its authority shall be final.

         Unless otherwise set out in the Plan or Group Contract, the Plan Administrator may delegate recordkeeping and other duties which are necessary for the administration of the Plan to any person or firm which agrees to accept such duties. The Plan Administrator shall be entitled to rely upon all tables, valuations, certificates and reports furnished by the consultant or actuary appointed by the Plan Administrator and upon all opinions given by any counsel selected or approved by the Plan Administrator.

         The Plan Administrator shall receive all claims for benefits by Participants, former Participants, Beneficiaries, spouses, and Contingent Annuitants. The Plan Administrator shall determine all facts necessary to establish the right of any Claimant to benefits and the amount of those benefits under the provisions of the Plan. The Plan Administrator may establish rules and procedures to be followed by Claimants in filing claims for benefits, in furnishing and verifying proofs necessary to determine age, and in any other matters required to administer the Plan

         Each Participant shall be entitled to direct the Trustee as to the exercise of all voting powers over shares allocated to his Account. The Trustee will vote such shares only as directed by the Participant. If a Participant fails to give timely directions as to the voting of shares of stock of Praxair, Inc., the Trustee will vote such shares in the same proportion as it votes the shares for which the Trustee receives directions.

         In the event of a tender or exchange offer with respect to any common stock of Praxair, Inc. held in a Participant's Qualifying Employer Securities Account, the Participant's Qualifying Employer Securities Account may acquire other securities issued by Praxair, Inc. in exchange for, or in connection with, such common stock of Praxair. Inc.

         In the event that a tender offer is made for some or all of the shares of Praxair, Inc., each Participant shall have the right to direct whether those shares allocated to his Account, whether or not vested, shall be tendered. This right shall be exercised in the manner set forth herein. In the absence of a written directive from or election by a Participant to the Plan Administrator, the Plan Administrator shall direct the Trustee not to tender such shares. Because the choice is to be given to the Participants, the Plan Administrator and the Trustee shall not have fiduciary

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

responsibility with respect to the decision to tender or not or whether to tender all of such shares or only a portion thereof.

         In order to facilitate the decision of Participants whether to tender their shares in a tender offer (or how many shares to tender!, the Plan Administrator shall provide election forms for the Participants, whereby they may elect to tender or not and whereby they may elect to tender all or a portion of such shares. Unless otherwise limited by Federal securities law, such election may be made or changed at any time prior to the date before the expiration date of the tender offer (with extensions); any election or change in election must be received by the Plan Administrator, or designated representative of the Plan Administrator, on or before the day preceding the expiration date of the tender offer (with extensions, if any). The Plan Administrator may develop procedures to facilitate Participants' choices, such as the use of facsimile transmission for the Employees located in areas physically remote from the Plan Administrator. The election shall be binding on the Plan Administrator and the Trustee. The Plan Administrator shall make forms and other communications related to the tender offer to all Participants as soon as practicable following the announcement of the tender offer, including mailing such notice and form to Participants and posting such notice in places designed to be reviewed by Participants.

         As to shares which are not allocated to the Accounts of any Participant, all such shares (in the aggregate) shall be tendered or not as the majority of the shares held by Participants and directed by Participants are tendered or not. The Plan Administrator shall direct the Trustee to tender all such unallocated shares or not, in accordance with the elections of the Participant having an allocation of the majority of the shares under the Plan.

SECTION 8.02--RECORDS.

         All acts and determinations of the Plan Administrator shall be duly recorded. All these records, together with other documents necessary for the administration of the Plan, shall be preserved in the Plan Administrator's custody.

         Writing (handwriting, typing, printing), photostatting, photographing, microfilming, magnetic impulse, mechanical or electrical recording or other forms of data compilation shall be acceptable means of keeping records.

SECTION 8.03 INFORMATION AVAILABLE.

         Any Participant in the Plan or any Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan, the Group Contract or any other instrument under which the Plan was established or is operated. The Plan Administrator shall maintain all of the items listed in this section in its office, or in such other place or places as it may designate in order to comply with governmental regulations. These items may be examined during reasonable business hours. Upon the written request of a Participant or Beneficiary receiving benefits under the Plan, the Plan Administrator will furnish him with a copy of any of these items. The Plan Administrator may make a reasonable charge to the requesting person for the copy.

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

SECTION 8.04-CLAIM AND APPEAL PROCEDURES

         A Claimant must submit any required forms and pertinent information when making a claim for benefits under the Plan.

         If a claim for benefits under the Plan is denied the Plan Administrator shall provide adequate written notice to the Claimant whose claim for benefits under the Plan has been denied. The notice must be furnished within 90 days of the date that the claim is received by the Plan Administrator. The Claimant shall be notified in writing within this initial 90-day period if special circumstances require an extension of time needed to process the claim and the date by which the Plan Administrator's decision is expected to be rendered. The written notice shall be furnished no later than 180 days after the date the claim was received by the Plan Administrator.

         The Plan Administrator's notice to the Claimant shall specify the reason for the denial; specify references to pertinent Plan provisions on which denial is based; describe any additional material and information needed for the Claimant to perfect his claim for benefits; explain why the material and information is needed; inform the Claimant that any appeal he wishes to make must be made in writing to the Plan Administrator within 60 days after receipt of the Plan Administrator's notice of denial of benefits and that failure to make the written appeal within such 60-day period shall render the Plan Administrator's determination of such denial final binding and conclusive

         If the Claimant appeals to the Plan Administrator the Claimant or his authorized representative may submit in writing whatever issues and comments the Claimant or his representative feels are pertinent. The Claimant or his authorized representative may review pertinent Plan documents. The Plan Administrator shall reexamine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Plan Administrator shall advise the Claimant of its decision within 60 days of his written request for review unless special circumstances (such as a hearing) would make rendering a decision within the 60-day limit unfeasible. The Claimant must be notified within the 60-day limit if an extension is necessary. The Plan Administrator shall render a decision on a claim for benefits no later than 120 days after the request for review is received.

SECTION 8.05--UNCLAIMED VESTED ACCOUNT PROCEDURE.

         At the time the Participant's Vested Account is distributable to the Participant, spouse or Beneficiary without his consent according to the provisions of Article VI or Article IX, the Plan Administrator, by certified or registered mail addressed to his last known address and in accordance with the notice requirements of Article VI will notify him of his entitlement to a benefit. If the Participant spouse or Beneficiary fails to claim the Vested Account or make his whereabouts known in writing within six months from the date of mailing the notice, the Plan Administrator may treat such unclaimed Vested Account as a forfeiture and apply it according to the forfeiture provisions of
Article III. If Article III contains no forfeiture provisions such amount will be applied to reduce the earliest Employer Contributions due after the forfeiture arises.

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

         If a Participant's Vested Account is forfeited according to the provisions of the above paragraph and the Participant his spouse or his Beneficiary at any time make a claim for benefits the forfeited Vested Account shall be reinstated unadjusted for any gains or losses occurring after the date it was forfeited. The reinstated Vested Account shall then be distributed to the Participant spouse or Beneficiary according to the preceding provisions of the Plan.

SECTION 8.06--DELEGATION OF AUTHORlTY.

         All or any part of the administrative duties and responsibilities under this article may be delegated by the Plan Administrator to an Administration and Investment Committee (the "Committee" or "Administration Committee"). The duties and responsibilities delegated to the Committee are set forth in the remainder of this article.

SECTION 8.07-ADMINISTRATION COMMITTEE.

         There is hereby created an Administration Committee which shall consist of the Chief Financial Officer of Praxair, Inc. (or his/her designee whom he/she has appointed in writing) and not less than two (2) additional members who are appointed by and serve at the pleasure of the Finance and Pension Committee of the Board of Directors of Praxair, Inc. (the "Finance and Pension Committee") The Finance and Pension Committee may, at any time, fill vacancies or require the resignation of one or more of the members of a Committee with or without cause. In the event that a vacancy or vacancies shall occur on the Committee, the remaining member or members shall act as the Committee until the Pension and Finance Committee fills such vacancy or vacancies. No person shall be ineligible to be a member of a Committee because he/she is, was or may become entitled to benefits under the Plan or because he/she is a director and/or officer of an Employer or Member of the Controlled Group or a Trustee; provided, that no Participant who is a member of the Committee shall participate in any determination by the Committee specifically relating to the disposition of his/her own Account (including any determination with respect to a hardship withdrawal or a loan pursuant to Sections 5.05 and 5.06, respectively).

SECTION 8.08-LIMITATION OF LIABILITY; INDEMNITY

          8.08.1 Except as otherwise provided by law, no person who is a member of the Committee, or any Employee, director or officer of any Employer or member of a Controlled Group, may incur any liability whatsoever on account of any matter connected with or related to the Plan or the administration of the Plan.

          8.08.2 Praxair, Inc. and Praxair Distribution, Inc. shall indemnify and save harmless each member of the Committee, and each Employee, director or officer of any Employer or member of a Controlled Group, from and against any and all loss, liability, claim, damage, cost and expense which may arise by reason of, or be based upon, any matter connected with or related to the Plan or the administration of the Plan (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating,

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

          preparing or defending against any litigation, commenced or threatened, or in settlement of any such claim whatsoever), unless such person shall have acted in bad faith or been guilty of willful misconduct or gross negligence in respect of his duties, actions or omissions in respect of the Plan.

SECTION 8.09-COMPENSATION AND EXPENSES.

         The members of the Committee shall serve without compensation for their services as such members. All expenses reasonably incurred by the Committee shall be treated as an expense of the Trust Fund of the Plan unless paid by an Employer or Praxair, Inc. The members of the Committee shall serve without bond unless an Employer, Praxair, Inc. or the provisions of any applicable laws shall require otherwise, in which event an Employer or Praxair, Inc. shall pay the premium thereon.

SECTION 8.10-VOTING CHAIRMEN, SUBCOMMITTEES.

          8.10.1 If there are fewer than five members of the Committee at any time, the Committee may do any act which the Plan authorizes or requires the Committee to do only upon the unanimous consent of the members of the Committee eligible to vote on such act. If there are five or more members of the Committee at any time, a majority of the members of the Committee at the time in office may do any act which the Plan authorizes or requires the Committee to do.

          8.10.2 The action of the members expressed from time to time by a vote at a meeting, or in writing without a meeting, or by conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time, shall constitute the action of the Committee and shall have the same effect for all purposes as if assented to by all members at the time in office. Where action is taken by members of the Committee by conference telephone or similar communications equipment, such action shall be confirmed in writing by such members as soon as practicable thereafter. The Secretary shall maintain minutes reflecting Committee meetings and shall cause each action taken in writing without a meeting, and each written confirmation of action taken by conference telephone or similar communications equipment, to be included in the minutes of the committee. Any member who dissents from an action taken by the committee may have such dissent recorded in the minutes along with the reasons therefor. The Secretary shall distribute the minutes to the members of the Committee as soon as practicable after a Committee meeting or after Committee action taken without a meeting.

          8.10.3 The Chief Financial Officer of Praxair, Inc. or his/her designee shall be the Chairman of the Committee. The members of the committee shall elect a Secretary who may, but need not be, a member of the Committee, and they may appoint from their number such subcommittees as they shall determine.


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


SECTION 8.11-PAYMENT OF BENEFITS

         The Committee, through its designee, the Human Resources Department of Praxair Distribution, Inc., shall advise the Trustees in writing with respect to all benefits which become payable under the terms of the Plan and shall direct the Trustees to pay such benefits. The Committee shall be authorized to give to any party such instructions as may be necessary or appropriate in order to provide for the payment of benefits in accordance with the Plan.

SECTION 8.12 - POWERS AND AUTHORITY; ACTION CONCLUSIVE

         Except as otherwise expressly provided in the Plan or in any trust agreement relating to the Plan, or by the Board of Directors of Praxair Distribution, Inc., the Committee shall have such Powers as may be necessary to discharge its duties under the Plan, including:

          8.12.1 The Committee shall be responsible for the administration of the Plan.

          8.12.2 The Committee shall have all powers necessary or helpful for the carrying out of its responsibilities, and the decisions or action of the committee in good faith in respect of any maker hereunder shall be conclusive and binding upon all parties concerned.

          8.12.3 The Committee may delegate to one or more of its members or any other person (a "Designee") the right to act on its behalf in any matter connected with the administration of the Plan.

          8.12.4 Without limiting the generality of the foregoing, the Committee shall have full discretionary authority to:

               8.12.4.1 Interpret and construe the Plan, to determine all questions with regard to employment, eligibility service, credited service, annual compensation, and such other factual matters as dates of birth, retirement and other similarly related matters for purposes of the Plan. The Committee's or its Designee's determination of all questions arising under the Plan shall be conclusive upon all Participants, the Board of Directors, Employer, the Trustee, and other interested parties;

               8.12.4.2 Determine all questions and hear all appeals relating to the administration of the Plan (i) when disputes arise between the Plan and a Participant or his/her Beneficiary, spouse or legal representatives, and (ii) whenever the Committee deems it advisable to determine such questions in order to promote the uniform administration of the Plan;

               8.12.4.3 Make rules and regulations for the administration of the Plan which are not inconsistent with the terms and provisions of the Plan, and fix the annual accounting period of any trust established relating to the Plan as required for tax purposes;

               8.12.4.4 Modify or amend the Plan, provided the annual cost of such modification or amendment does not exceed two million dollars (S2,000,000);

               8.12.4.5 Prescribe procedures to be followed by Participants and Beneficiaries filing applications for benefits;

               8.12.4.6 Prepare and distribute to Participants and their Beneficiaries information explaining the Plan;

               8.12.4.7 Appoint from their number such sub-committees with such powers as they shall determine and to authorize one or more of their number to exercise any of the Committee's powers, ministerial or discretionary, necessary to carry out the provisions of the Plan;

               8.12.4.8 Appoint or terminate the engagement of any Trustee for the Plan;

               8.12.4.9 Instruct the Trustee to make disbursements pursuant to the Plan;

               8.12.4.10 Receive and review reports of disbursements from the Trust Fund made by the Trustees;

               8.12.4.11 Establish investment policies and related guidelines;

               8.12.4.12 Appoint or terminate the engagement of an independent investment manager or managers and such other professional advisor or advisors as it may deem necessary or desirable;

               8.12.4.13 Monitor the performance of each Trustee and any Investment Manager for the assets of the Plan and make regular reports to the Finance and Pension Committee regarding the same. In order to accomplish this, the Committee shall meet at least annually with each Trustee and with any Investment Manager, at which time the Committee shall request each Trustee or Investment Manager to present a full report on the financial position of the Plan assets under the control of such Trustee or Investment Manager;

               8.12.4.14 Change the investment options available under the Plan;

               8.12.4.15 Receive and review the periodic audit of the Plan made by a Certified Public Accountant where mandated by ERISA;

               8.12.4.16 In addition to any other powers granted in the Plan to the Committee, the Committee shall have discretionary authority to determine whether and to what extent Participants and Beneficiaries are entitled to benefits and to construe disputed or doubtful Plan terms. The Committee shall be deemed to have properly exercised such authority unless they have abused their discretion under the Plan by acting arbitrarily and capriciously; and

               8.12.4.17 The Committee may request the Board of Directors of Praxair Distribution, Inc. to review any maker or policy issue the Committee deems appropriate.

         With respect to the powers enumerated in subsections (3), (S), (6), and
(9), and with respect to making all initial determinations of benefit eligibility under the Plan, the Committee has designated the Human Resources Department of Praxair Distribution, Inc. to act on its behalf.

         The foregoing list of powers is not intended to be either complete or exclusive, and the Committee shall, in addition, have such powers as may be necessary for the performance of its duties under the Plan and any trust established relating to the Plan.

         Other than by making formal amendments to the Plan, the Committee shall have no power to add to, subtract from, or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements for eligibility for a benefit under the Plan.

         The members of the Committee shall discharge their duties solely in the interests of Participants and their beneficiaries and (i) for the exclusive purpose of providing benefits to such persons and defraying reasonable expenses of administering the Plan and (ii) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

SECTION 8.13 - COUNSEL AND AGENTS

         The Committee may employ such counsel, including legal counsel, accountants, investment advisors, physicians, agents and such clerical and other services as it may require in carrying out the provisions of the Plan and applicable law, and shall charge the fees, charges and costs resulting from such employment as an expense of the Trust Fund unless paid by an Employer. Unless otherwise provided by law, any person so employed by a committee may be legal or other counsel to an Employer, a member of the Controlled Group, a member of a Committee or an officer or member of the Board of Directors of an Employer or a member of the Controlled Group.

SECTION 8.14 - RELIANCE ON INFORMATION

         The members of the Committee and any Employer and its officers, directors and employees shall be entitled to rely upon all tables, valuations, certificates, opinions, and reports furnished by any accountant, trustee, insurance company, counsel or other expert who shall be engaged by an Employer or the Committee, and the members of the Committee and any

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Employer and its officers,  directors and employees  shall be fully protected in respect of any action taken or suffered by them in good faith in reliance thereon, and all action so taken or suffered shall be conclusive upon all persons affected thereby.

SECTION 8.15 - FIDUCIARIES

         The provisions of this Section 8.15 shall apply notwithstanding any contrary provisions of the Plan or the Trust Agreement.

          8. 15.1 The named Fiduciaries under the Plan shall be the members of the Committee, who shall be Named Fiduciaries with respect to control or management of the assets of the Plan, and who shall have authority to control or manage the operation and administration of the Plan, except with respect to those Matters which under the Plan or the Trust Agreement are the responsibility, or subject to the authority, of the Trustee for which Participants have been designated as Named Fiduciaries.

          8.15.2 The Named Fiduciaries under the Plan shall have the right, which shall be exercised in accordance with the procedures set forth in Section 8.10.1 and/or in the Trust Agreement for action by the Committee, to allocate responsibilities, fiduciary or otherwise, among Named Fiduciaries, and the Named Fiduciaries (or any of them to whom such right shall be allocated) shall have the right to designate persons other than Named Fiduciaries to carry out responsibilities, fiduciary or otherwise, under the Plan.

          8.15.3 The members of the Committee shall together establish and carry out, or cause to be provided by those persons (including without limitation, any Investment Manager, Trustee or Insurer) to whom responsibility or authority therefor has been allocated or delegated in accordance with this Plan or the Trust Agreement, a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA. For such purposes, the Committee shall, at a meeting duly called for the purpose, establish a funding policy and method which satisfies the requirements of ERISA, and shall meet annually at a stated time of the year to review such funding policy and method. All actions taken with respect to such funding policy and method and the reasons therefor shall be recorded in the minutes of the meetings of the Committee.

          8.15.4 Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

          8.15.5 Any named fiduciary under the Plan, and any fiduciary designated by a Named Fiduciary pursuant to Section 8.15 to whom such power is granted by a Named Fiduciary under the Plan, may employ one or more persons to render advice with regard to any responsibility such fiduciary has under the Plan.

          8.15.6 The Committee, or such of them to whom such power shall be allocated, may appoint an Investment Manager or Managers, as defined in section 3(38) of ERISA, to manage (including the power to acquire, invest and dispose of) any assets of the Plan.

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

          8.15.7 Except to the extent otherwise provided by law, if any duty or responsibility of a Named Fiduciary has been allocated or delegated to any other person in accordance with any provision of this Plan or of the Trust Agreement, then such Named Fiduciary shall not be liable for an act or omission of such person in carrying out such duty or responsibility.

SECTION 8.16 - NOTICES AND ELECTIONS

         An Employee shall deliver to the committee all directions, orders, designations, notices or other Communications on appropriate forms to be furnished by the Committee. The Committee shall also receive notices or other communications for Participants from the Trustee and transmit them to the Participants. All elections which may be made by a Participant under this Plan shall be made in a time, manner and form determined by the Committee unless a specific time, manner or form is set forth in the Plan.

SECTION 8.17 - PLAN-TO-PLAN TRANSFERS

         The Trustee may transfer the balance of a Participant's Accounts to the trustees of any trust qualified under Section 401(a) of the Code. The Trustee may make such a transfer only at the direction of the Committee,

         The Trustee may accept as part of the Trust Fund property transferred from a trust qualified under Section 401(a) of the Code. The Trustee may accept such a transfer only at the direction of the Committee.



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                                   ARTICLE IX
                               GENERAL PROVISIONS

SECTION 9.01--AMENDMENTS.

         The Employer may amend this Plan at any time, including any remedial retroactive changes (within the specified period of time as may be determined by Internal Revenue Service regulations) to comply with the requirements of any law or regulation issued by any governmental agency to which the Employer is subject. An amendment may not diminish or adversely affect any accrued interest or benefit of Participants or their Beneficiaries or eliminate an optional form of distribution with respect to benefits attributable to service before the amendment nor allow reversion or diversion of Plan assets to the Employer at any time, except as may be necessary to comply with the requirements of any law or regulation issued by any governmental agency to which the Employer is subject. No amendment to this Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. However, a Participant's Account may be reduced to the extent permitted under Code Section 412(c)(8). For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Participant's Account or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective. the nonforfeitable percentage (determined as of such date) of such Employee's employer-derived accrued benefit will not be less than his percentage computed under the Plan without regard to such amendment.

         However, the Committee shall also have the right, subject to the same restrictions set forth in the first Paragraph of this Section 9.01 to amend the Plan (a) to retain the Plan's qualified status under Code Section 401(a), or to comply with any other provision of law, or (b) in any other respect to the extent that the annual cost of such amendments to the Plan for the Plan Year under this clause (b), determined without regard to the effective date of such amendments, does not exceed two million dollars ($2,000,000). The Committee shall report to the Board of Directors of the Employer at its next meeting regarding any amendments adopted by the Committee pursuant to this Section 9.01.

         An amendment shall not decrease a Participant's vested interest in the Plan. If an amendment to the Plan, or a deemed amendment in the case of a change in top-heavy status of the Plan as provided in the MODIFICATION OF VESTING REQUIREMENTS SECTION of Article X, changes the computation of the percentage used to determine that portion of a Participant's Account attributable to Employer Contributions which is nonforfeitable (whether directly or indirectly), each Participant or former Participant

          a) who has completed at least three Years of Service on the date the election period described below ends (five Years of Service if the Participant does not have at least one Hour-of-Service in a Plan Year beginning after December 31, 1988) and

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

          b) whose nonforfeitable percentage will be determined on any date after the date of the change may elect, during the election period, to have the nonforfeitible percentage of his Account that results from Employer Contributions determined without regard to the amendment. This election may not be revoked. An election does not need to be provided for any Participant or former Participant whose nonforfeitable percentage, determined according to the Plan provisions as changed, cannot at any time be less than the percentage determined without regard to such change. The election period shall begin no later than the date the Plan amendment is adopted, or deemed adopted in the case of a change in the top-heavy status of the Plan, and end no earlier than the sixtieth day after the latest of the date the amendment is adopted (deemed adopted) or becomes effective, or the date the Participant is issued written notice of the amendment (deemed amendment) by the Employer or the Plan Administrator

SECTION 9.02--DIRECT ROLLOVERS.

         This section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this section, a Distributee may elect at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan, specified by the Distributee, in a Direct Rollover.

SECTION 9.03--MERGERS AND DIRECT TRANSFERS.

         The Plan may not be merged or consolidated with, nor have its assets or liabilities transferred to, any other retirement plan, unless each Participant in the plan would (if the plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated). The Employer may enter into merger agreements or direct transfer of assets agreements with the employers under other retirement plans which are qualifiable under Code Section 401(a), including an elective transfer, and may accept the direct transfer of plan assets, or may transfer plan assets, as a party to any such agreement. The Employer shall not consent to, or be a party to a merger, consolidation or transfer of assets with a defined benefit plan if such action would result in a defined benefit feature being maintained under this Plan.

         The Plan may accept a direct transfer of plan assets on behalf of an Eligible Employee. If the Eligible Employee is not an Active Participant when the transfer is made, the Eligible Employee shall be deemed to be an Active
Participant only for the purpose of investment and distribution of the transferred assets. Employer Contributions shall not be made for or allocated to the Eligible Employee and he may not make Participant Contributions, until the time he meets all of the requirements to become an Active Participant

         The Plan shall hold, administer and distribute the transferred assets as a part of the Plan. The Plan shall maintain a separate account for the benefit of the Employee on whose behalf the

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

Plan accepted the transfer in order to reflect the value of the transferred assets. Unless a transfer of assets to the Plan is an elective transfer, the Plan shall apply the optional forms of benefit protections described in the AMENDMENTS SECTION of Article IX to all transferred assets. A transfer is elective if: (1) the transfer is voluntary, under a fully informed election by the Participant; (2) the Participant has an alternative that retains his Code
Section 411(d)(6) protected benefits (including an option to leave his benefit in the transferor plan, if that plan is not terminating); (3) if the transferor plan is subject to Code Sections 401(a)(11) and 417, the transfer satisfies the applicable spousal consent requirements of the Code; (4) the notice requirements under Code Section 417, requiring a written explanation with respect to an election not to receive benefits in the form of a qualified joint and survivor annuity, are met with respect to the Participant and spousal transfer election;
(5) the Participant has a right to immediate distribution from the transferor plan under provisions in the plan not inconsistent with Code Section 401(a); (6) the transferred benefit is equal to the Participant' s entire nonforfeitable accrued benefit under the transferor plan, calculated to be at least the greater of the single sum distribution provided by the transferor plan (if any) or the present value of the Participant's accrued benefit under the transferor plan payable at the plan s normal retirement age and calculated using an interest rate subject to the restrictions of Code Section 417(e) and subject to the overall limitations of Code Section 415; (7) the Participant has a 100% nonforfeitable interest in the transferred benefit; and (8) the transfer otherwise satisfies applicable Treasury Regulations.

SECTION 9.04--PROVISIONS RELATING TO THE INSURER AND OTHER PARTIES.

         The obligations of an Insurer shall be governed solely by the provisions of the Group Contract or Insurance Policy. The Insurer shall not be required to perform any act not provided in or contrary to the provisions of the Group Contract or Insurance Policy. See the CONSTRUCTION SECTION of this article.

         Any issuer or distributor of investment contracts or securities is governed solely by the terms of its policies, written investment contract, prospectuses, security instruments. and any other written agreements entered into with the Trustee.

         Such Insurer, issuer or distributor is not a party to the Plan, nor bound in any way by the Plan provisions. Such parties shall not be required to look to the terms of this Plan, nor to determine whether the Employer, the Plan Administrator, the Trustee, or the Named Fiduciary have the authority to act in any particular manner or to make any contract or agreement.

         Until notice of any amendment or termination of this Plan or a change in Trustee has been received by the Insurer at its home office or an issuer or distributor at their principal address, they are and shall be fully protected in assuming that the Plan has not been amended or terminated and in dealing with any party acting as Trustee according to the latest information which they have received at their home office or principal address.


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


SECTION 9.05--EMPLOYMENT STATUS.

         Nothing contained in this Plan gives an Employee the right to be retained in the Employer's employ or to interfere with the Employer's right to discharge any Employee.

SECTION 9.06--RIGHTS TO PLAN ASSETS.

         No Employee shall have any right to or interest in any assets of the Plan upon termination of his employment or otherwise except as specifically provided under this Plan, and then only to the extent of the benefits payable to such Employee in accordance with Plan provisions.

         Any final payment or distribution to a Participant or his legal representative or to any Beneficiaries, spouse or Contingent Annuitant of such Participant under the Plan provisions shall be in full satisfaction of all claims against the Plan, the Named Fiduciary, the Plan Administrator, the Trustee, the Insurer, and the Employer arising under or by virtue of the Plan.

SECTION 9.07--BENEFICIARY.

         Each Participant may name a Beneficiary to receive any death benefit (other than any income payable to a Contingent Annuitant) that may arise out of his participation in the Plan. The Participant may change his Beneficiary from time to time. Unless a qualified election has been made, for purposes of distributing any death benefits before Retirement Date, the Beneficiary of a Participant who has a spouse who is entitled to a Qualified Preretirement Survivor Annuity shall be the Participant's spouse. The Participant's Beneficiary designation and any change of Beneficiary shall be subject to the provisions of the ELECTION PROCEDURES SECTION of Article VI. It is the responsibility of the Participant to give written notice to the Insurer of the name of the Beneficiary on a form furnished for that Purpose.

         With the Employer's consent, the Plan Administrator may maintain records of Beneficiary designations for Participants before their Retirement Dates. In that event, the written designations made by Participants shall be filed with the Plan Administrator. If a Participant dies before his Retirement Date, the Plan Administrator shall certify to the Insurer the Beneficiary designation on its records for the Participant.

         If, at the death of a Participant, there is no Beneficiary named or surviving' any death benefit under the Group Contract or Insurance Policy shall be paid under the applicable provisions of the respective documents.

SECTION 9.08--NONALIENATION OF BENEFITS.

         Benefits payable under the Plan are not subject to the claims of any creditor of any Participant, Beneficiary, spouse or Contingent Annuitant. A Participant, Beneficiary, spouse or Contingent Annuitant does not have any rights to alienate, anticipate, commute, pledge, encumber or assign any of such benefits, except in the case of a loan as provided in the LOANS TO PARTICIPANTS SECTION of Article V. The preceding sentences shall also apply to the

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

creation, assignment, or recognition of a right to any benefit payable with respect to a Participant according to a domestic relations order, unless such order is determined by the Plan Administrator to be a qualified domestic relations order, as defined in Code Section 414(p), or any domestic relations order entered before January 1, 1985.

SECTION 9.09--CONSTRUCTION.

         The validity of the Plan or any of its provisions is determined under and construed according to Federal law and, to the extent permissible, according to the laws of the state in which the Employer has its principal office. In case any provision of this Plan is held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included.

         In the event of any conflict between the provisions of the Plan and the terms of any contract or policy issued hereunder, the provisions of the Plan control the operation and administration of the Plan.

SECTION 9.10--LEGAL ACTIONS.

         The Plan, the Plan Administrator, the Trustee and the Named Fiduciary are the necessary parties to any action or proceeding involving the assets held with respect to the Plan or administration of the Plan or Trust. No person employed by the Employer, no Participant, former Participant or their Beneficiaries or any other person having or claiming to have an interest in the Plan is entitled to any notice of process. A final judgment entered in any such action or proceeding shall be binding and conclusive on all persons having or claiming to have an interest in the Plan.

SECTION 9.11--SMALL AMOUNTS.

         If the Vested Account of a Participant has never exceeded $3,500, the entire Vested Account shall be payable in a single sum as of the earliest of his Retirement Date, the date he dies, or the date he ceases to be an Employee for any other reason. This is a small amounts payment. If a small amount is payable as of the date the Participant dies, the small amounts payment shall be made to the Participant's Beneficiary (spouse if the death benefit is payable to the spouse). If a small amounts payment is payable while the Participant is living, the small amounts payment shall be made to the Participant. The small amounts payment is in full settlement of all benefits otherwise payable.

         No other small amounts payments shall be made.

SECTION 9.12--WORD USAGE.

         The masculine gender. where used in this Plan, shall include the feminine gender and the singular words as used in this Plan may include the plural, unless the context indicates otherwise.

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

SECTION 9.13--TRANSFERS BETWEEN PLANS.

         If an Employee previously participated in another plan of the Employer which credited service under the elapsed time method for any purpose which under this Plan is determined using the hours method then the Employee's service shall be equal to the sum of (a). (b) and (c) below

          a) The number of whole years of service credited to him under the other plan as of the date he became an Eligible Employee under this Plan.

          b) One year or a part of a year of service for the applicable service period in which he became an Eligible Employee if he is credited with the required number of Hours-of-Service. If the Employer does not have sufficient records to determine the Employee's actual Hours-of-Service in that part of the service period before the date he became an Eligible Employee the Hours-of-Service shall be determined using an equivalency. For any month in which he would be required to be credited with one Hour-of-Service the Employee shall be deemed for purposes of this section to be credited with 190 Hours-of-Service.

          c) The Employee's service determined under this Plan using the hours method after the end of the applicable service period in which he became an Eligible Employee.

         If an Employee previously participated in another plan of the Employer which credited service under the hours method for any purpose which under this Plan is determined using the elapsed time method then the Employee's service shall be equal to the sum of (d) (e) and (f) below:

          d) The number of whole years of service credited to him under the other plan as of the beginning of the applicable service period under that plan in which he became an Eligible Employee under this Plan.

          e) The greater of (1) the service that would be credited to him for that entire service period using the elapsed time method or (2) the service credited to him under the other plan as of the date he became an Eligible Employee under this Plan.

          f) The Employee's service determined under this Plan using the elapsed time method after the end of the applicable service period under the other plan in which he became an Eligible Employee.

         Any modification of service contained in this Plan shall be applicable to the service determined pursuant to this section.

         If the Employee previously participated in the plan of a Controlled Group member which credited service under a different method than is used in this Plan for purposes of determining eligibility and vesting the provisions above shall apply as though the plan of the Controlled Group member were a plan of the Employer.

SECTION 9.14--QUALIFICATION OF PLAN.

         The Employer intends to apply for an advance determination letter from the Internal Revenue Service for the initial qualification of the Plan and the determination of exempt status of the Trust.

         If this Plan is denied initial qualification it will terminate. The Employer shall give written notice to the Trustee of the denial in sufficient time so the assets resulting from Contributions which were conditioned on initial qualification of the Plan may be returned within one year after the date of denial. but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted or such later date as the Secretary of the Treasury may prescribe. The Trustee shall notify the Insurer that the Group Contract is to be terminated and any Insurance Policy surrendered. The Plan assets which result from Employer Contributions and Participant Contributions shall be returned to the Employer and Participants respectively. The Trustee, the Plan Administrator and the Named Fiduciary shall then be discharged from all obligations under the Plan and the Insurer shall be discharged from all obligations under the Group Contract and any Insurance Policy. A Participant or Beneficiary shall not have any right or claim to the assets or to any benefit under this Plan before the Internal Revenue Service determines that the Plan and Trust qualify under the provisions of Code Section 401(a).

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                                    ARTICLE X
                           TOP-HEAVY PLAN REQUIREMENTS

SECTION 10.01--APPLICATION.

         The provisions of this article shall supersede all other provisions in the Plan to the contrary.

         For the purpose of applying the Top-heavy Plan requirements of this article all members of the Controlled Group shall be treated as one Employer. The term Employer as used in this article shall be deemed to include all members of the Controlled Group unless the term as used clearly indicates only the Employer is meant.

         The accrued benefit or account of a participant which results from deducible voluntary contributions shall not be included for any purpose under this article.

         The minimum vesting and contribution provisions of the MODIFICATION OF VESTING REQUIREMENTS and MODIFICATION OF CONTRIBUTIONS SECTIONS of Article X shall not apply to any Employee who is included in a group of Employees covered by a collective bargaining agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers including the Employer if there is evidence that retirement benefits were the subject of good faith bargaining between such representatives. For this purpose the term "employee representatives" does not include any organization more shall half of whose members are employees who are owners officers or executives.

SECTION 10.02--DEFINITIONS.

         The following terms are defined for purposes of this article.

         AGGREGATION GROUP means

          a) each of the Employer's retirement plans in which a Key Employee is a participant during the Year containing the Determination Date or one of the four preceding Years.

          b) each of the Employer's other retirement plans which allows the plan(s) described in (a) above to meet the nondiscrimination requirement of Code Section 401(a)(4) or the minimum coverage requirement of Code Section 410, and

          c) any of the Employer's other retirement plans not included in (a) or (b) above which the Employer desires to include as part of the Aggregation Group. Such a retirement plan shall be included only if the Aggregation Group would continue to satisfy the requirements of Code Section 401(a)(4) and Code Section 410.

         The plans in (a) and (b) above constitute the "required" Aggregation Group. The plans in (a) (b) and (c) above constitute the "permissive" Aggregation Group.

         COMPENSATION means as to an Employee, for any period, compensation as defined in the CONTRIBUTION LIMITATION SECTION of Article III. For purposes of determining who is a Key Employee Compensation shall include in addition to compensation as defined in the CONTRIBUTION LIMITATION SECTION of Article III elective contributions. Elective contributions are amounts which are excludable from the Employee's gross income under Code Sections 125, 402(e)(3), 402(h) or 403(b) and contributed by the Employer at the Employee's election to a Code
Section 401(k) arrangement, a simplified employee pension, cafeteria plan or tax-sheltered annuity.

         For purposes of Compensation as defined in this section, Compensation shall be limited in the same manner and in the same time as the Compensation defined in the DEFINITION SECTION of Article 1.

         DETERMINATION DATE means as to this Plan for any Year, the last day of the preceding Year. However, if there is no preceding Year, the Determination Date is the last day of such Year.

         KEY  EMPLOYEE  means  any  Employee  or  former   Employee   (including
Beneficiaries of deceased Employees) who at any time during the determination period was

          a) one of the Employer's officers (subject to the maximum below) whose Compensation (as defined in this section) for the Year exceeds 50 percent of the dollar limitation under Code Section 415 (b)( 1 )(A).

          b) one of the ten Employees who owns (or is considered to own, under Code Section 318) more than a half percent ownership interest and one of the largest interests in the Employer during any Year of the determination period if such persons Compensation (as defined in this section) for the Year exceeds the dollar limitation under Code Section 415 (c)( 1 )(A)

          c)   a five-percent owner of the Employer, or

          d) a one-percent owner of the Employer whose Compensation (as defined in this section) for the Year is more than $150,000.

         Each member of the Controlled Group shall be treated as a separate employer for purposes of determining ownership in the Employer.

         The determination period is the Year containing the Determination Date and the four preceding Years. If the Employer has fewer than 30 Employees, no more than three Employees shall be treated as Key Employees because they are officers. If the Employer has between 30 and 500 Employees, no more than ten percent of the Employer's Employees (if not an integer, increased to the next integer) shall be treated as Key Employees because they are officers. In no event will more than 50 Employees be treated as Key Employees because they arc officers if the Employer has 500 or more Employees. The number of Employees for any Plan Year is the greatest number of Employees during the determination period. Officers who are employees described in Code
Section 414(q)(8) shall be excluded. If the Employer has more than the maximum number of officers to be treated as Key Employees, the officers shall be ranked by amount of annual Compensation (as defined in this section), and those with the greater amount of annual Compensation during the determination period shall be treated as Key Employees. To determine the ten Employees owning the largest interests in the Employer, if more than one Employee has the same ownership interest the Employee(s) having the greater annual Compensation shall be treated as owning the larger interest(s). The determination of who is a Key Employee shall be made according to Code Section 416 (i) ( 1 ) and the regulations thereunder.

         NON-KEY EMPLOYEE means a person who is a non-key employee within the meaning of Code Section 416 and regulations thereunder.

         PRESENT VALUE means the present value of a participant's accrued benefit under a defined benefit plan as of his normal retirement age (attained age if later) or, if the plan provides non-proportional subsidies, the age at which the benefit is most valuable. The accrued benefit of any Employee (other than a Key Employee) shall be determined under the method which is used for accrual purposes for all plans of the Employer or if there is no one method which is used for accrual purposes for all plans of the Employer, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C). For purposes of establishing Present Value, any benefit shall be discounted only for 7.5% interest and mortality according to the 1971 Group Annuity Table (Male) without the 7% margin but with projection by Scale E from 1971 to the later of (a) 1974, or (b) the year determined by adding the age to 1920, and wherein for females the male age six years younger is used. If the Present Value of accrued benefits is determined for a participant under more than one defined benefit plan included in the Aggregation Group, all such plans shall use the same actuarial assumptions to determine the Present Value.

         TOP-HEAVY PLAN means a plan which is a top-heavy plan for any plan year beginning after December 31, 1983. This Plan shall be a Top-heavy Plan if

          a) the Top-heavy Ratio for this Plan alone exceeds 60 percent and this Plan is not part of any required Aggregation Group or permissive Aggregation Group.

          b) this Plan is a part of a required Aggregation Group, but not part of a permissive Aggregation Group, and the Top-heavy Ratio for the required Aggregation Group exceeds 60 percent.

          c) this Plan is a part of a required Aggregation Group and part of a permissive Aggregation Group and the Top-heavy Ratio for the permissive Aggregation Group exceeds 60 percent.

         TOP-HEAVY RATIO means the ratio calculated below for this Plan or for the Aggregation Group.

          a) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the five-year period ending on the determination date has or has had accrued benefits, the Top-heavy Ratio for this Plan alone or for the required or permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the determination date and the denominator of which is the sum of all account balances of all employees as of the determination date. Both the numerator and denominator of the Top-heavy Ratio are adjusted for any distribution of an account balance (including those made from terminated plan(s) of the Employer which would have been part of the required Aggregation Group had such plan(s) not been terminated) made in the five-year period ending on the determination date. Both the numerator and denominator of the Top-heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code Section 416 and the regulations thereunder.

          b) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the five-year period ending on the determination date has or has had accrued benefits the Top-heavy Ratio for any required or permissive Aggregation Group as appropriate is a fraction the numerator of which is the sum of the account balances under the defined contribution plan(s) of all Key Employees and the Present Value of accrued benefits under the defined benefit plan(s) for all Key Employees and the denominator of which is the sum of the account balances under the defined contribution plan(s) for all employees and the Present Value of accrued benefits under the defined benefit plans for all employees. Both the numerator and denominator of the Top-heavy Ratio are adjusted for any distribution of an account balance or an accrued benefit (including those made from terminated plan(s) of the Employer which would have been part of the required Aggregation Group had such plan(s) not been terminated) made in the five-year period ending on the determination date.

          c) For purposes of (a) and (b) above the value of account balances and the Present Value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date except as provided in Code Section 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of an employee who is not a Key Employee but who was a Key Employee in a prior year will be disregarded. The calculation of the Top-heavy

               Ratio and the extent to which distributions rollovers and transfers during the five-year period ending on the determination date are to be taken into account, shall be determined according to the provisions of Code Section 416 and regulations thereunder. The account balances and accrued benefits of an individual who has performed no service for the Employer during the five-year period ending on the determination date shall be excluded from the Top-heavy Ratio until the time the individual again performs service for the Employer. Deductible employee contributions will not be taken into account for purposes of computing the Top-heavy Ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

         Account as used in this definition means the value of an employee's account under one of the Employer the retirement plans on the latest valuation date. In the case of a money purchase plan or target benefit plan such value shall be adjusted to include any contributions made for or by the employee after the valuation date and on or before such determination date or due to be made as of such determination date but not yet forwarded to the insurer or trustee. In the case of a profit sharing plan such value shall be adjusted to include any contributions made for or by the employee after the valuation date and on or before such determination date. During the first Year of any profit sharing plan such adjustment in value shall include contributions made after such determination date that are allocated as of a date in such Year. The nondeductible employee contributions which an employee makes under a defined benefit plan of the Employer shall be treated as if they were contributions under a separate defined contribution plan.

         VALUATION DATE means. as to this Plan the last day of the last calendar month ending in a Year.

         YEAR means the Plan Year unless another year is specified by the Employer in a separate written resolution in accordance with regulations issued by the Secretary of the Treasury or his delegate.

SECTION 10.03--MODIFICATION OF VESTING REQUIREMENTS.

         If a Participant's Vesting Percentage determined under Article I is not at least as great as his Vesting Percentage would be if it were determined under a schedule permitted in Code Section 416 the following shall apply. During any Year in which the Plan is a Top-heavy Plan the Participant's Vesting Percentage shall be the greater of the Vesting Percentage determined under Article I or the schedule below.

         VESTING SERVICE                    NONFORFEITABLE
         (whole years)                      PERCENTAGE

         Less than 2                             0
                   2                             20
                   3                             40

                  4                              60
                  5                              80
         6 or more                               100

         The schedule above shall not apply to Participants who are not credited with an Hour-of-Service after the Plan first becomes a Top-heavy Plan. The Vesting Percentage determined above applies to all of the Participant's Account resulting from Employer Contributions including Contributions the Employer makes before the TEFRA Compliance Date or when the Plan is not a Top-heavy Plan.

         If in a later Year. this Plan is not a Top-heavy Plan a Participant's Vesting Percentage shall be determined under Article I. A Participant's Vesting Percentage determined under either Article I or the schedule above shall never be reduced and the election procedures of the AMENDMENTS SECTION of Article IX shall apply when changing to or from the schedule as though the automatic change were the result of an amendment.

         The part of the Participant's Vested Account resulting from the minimum contributions required pursuant to the MODIFICATION OF CONTRIBUTIONS SECTION of
Article X shall not be forfeited because of a period of reemployment after benefit payments have begun.

SECTION 10.04--MODIFICATION OF CONTRIBUTIONS.

         During any Year in which this Plan is a Top-heavy Plan the Employer shall make a minimum contribution or allocation on the last day of the Year for each person who is a Non-Key Employee on that day and who either was or could have been an Active Participant during the Year. A Non-Key Employee is not required to have a minimum number of hours-of-service or minimum amount of Compensation or to have had any Elective Deferral Contributions made for him in order to be entitled to this minimum. The minimum contribution or allocation for such person shall be equal to the lesser of (a) or (b) below.

          a) Three percent of such person's Compensation (as defined in this article).

          b) The "highest percentage" of Compensation (as defined in this article) for such Year at which the Employer's contributions are made for or allocated to any Key Employee. The highest percentage shall be determined by dividing the Employer Contributions made for or allocated to each Key Employee during such Year by the amount of his Compensation (as defined in this article) which is not more than the maximum set out above and selecting the greatest quotient (expressed as a percentage). To determine the highest percentage all of the Employer's defined contribution plans within the Aggregation Group shall be treated as one plan. The provisions of this paragraph shall not apply if this Plan and a defined benefit plan of the Employer are required to be included in the Aggregation Group and this Plan enables the defined benefit plan to meet the requirements of Code Section 401
               (a)(4) or Code Section 410

         If the Employer's contributions and allocations otherwise required under the defined contribution plan(s) are at least equal to the minimum above, no additional contribution or reallocation shall be required. If the Employer's contributions and allocations are less than the minimum above and Employer
Contributions under this Plan are allocated to Participants. any Employer Contributions (other than those which are allocated on the basis of the amount made for such person) shall be reallocated to provide the minimum. The remaining Contributions shall be allocated as provided in the preceding articles of this Plan taking into account any amount which was reallocated to provide the minimum. If the Employer's total contributions and allocations are less than the minimum above after any reallocation provided above, the Employer shall contribute the difference for the Year.

         The minimum contribution or allocation applies to all of the Employer's defined contribution plans in the aggregate which are Top-Heavy Plans. If an additional contribution or allocation is required to meet the minimum above, it shall be provided in this Plan.

         A minimum allocation under a profit sharing plan shall be made without regard to whether or not the Employer has profits.

         If a person who is otherwise entitled to a minimum contribution or allocation above is also covered under a defined benefit plan of tile Employer's which is a Top-Heavy Plan during that same Year, the minimum benefits for him shall not be duplicated. The defined benefit plan shall provide an annual benefit for him on, or adjusted to, a straight life basis of tile lesser of (c) two percent of his average pay multiplied by his years of service or (d) twenty percent of his average pay. Average pay and years of service shall have the meaning set forth in such defined benefit plan for this purpose.

         For purposes of this section, any employer contribution made according to a salary reduction or similar arrangement shall not apply before the first Yearly Date in 1985. On and after the first Yearly Date in 1989, any such employer contributions and employer contributions which are matching contributions, as defined in Code Section 401(m), shall not apply in determining if the minimum contribution requirement has been met, but shall apply in determining the minimum contribution required. Forfeitures credited to a Participant's Account are treated as employer contributions.

         The requirements of this section shall be met without regard to contributions under Chapter 2 of the Code (relating to tax on self-employment). Chapter 21 of the Code (relating to Federal Insurance Contributions Act), Title II of the Social Security Act or any other Federal or state law.

SECTION 10.05--MODIFICATION OF CONTRIBUTION LIMITATION.

         If the provisions of subsection (e) of the CONTRIBUTION LIMITATION SECTION of Article III are applicable for any Limitation Year during which this Plan is a Top-Heavy Plan, the benefit limitations shall be modified. The definitions of Defined Benefit Plan Fraction and Defined Contribution Plan Fraction in the CONTRIBUTION LIMITATION SECTION of

Article III shall be modified by substituting "1.0" in lieu of "1.25." The optional denominator for determining the Defined Contribution Plan Fraction shall be modified by substituting "$41,500" in lieu of "$51,875." In addition, an adjustment shall be made to the numerator of the Defined Contribution Plan Fraction. The adjustment is a reduction of that numerator similar to the modification of the Defined Contribution Plan Fraction described in the CONTRIBUTION LIMITATION SECTION of Article III, and shall be made with respect to tile last Plan Year beginning before January 1, 1984.

          The modifications in the paragraph above shall not apply with respect to a Participant so long as employer contributions, forfeitures employee contributions are not credited to his account under this or any of the Employer's other defiend contribution plans and benefits do not accrue for such Participant under the Employer's defined benefit plan(s), until the sum of his Defined Contribution and Defined Benefit Plan Fractions is less than 1.0.

                                     EXHIBIT

                   ALTAIR SAVING PLAN SPECIAL MERGER PROVISION

MERGER AND ACCOUNT BALANCES '

         Effective as of January 1, 1997, the assets of the Altair Savings Plan ("Merged Plan") will be transferred in kind and merged into this Plan ("Surviving Plan"). The value of the account of each participant in the Merged Plan shall be determined as of the December 31, 1996 valuation date of the Merged Plan. the balance in the various accounts of the Merged Plan shall be transferred to the trust of the Surviving Plan as of that date, shall constitute a balance in either Participant's Elective Deferral Contributions Accounts, the Voluntary Contributions Accounts, or the Rollover Contributions Accounts of the Surviving Plan, as applicable, and shall thereafter be subject to all provisions of the Surviving Plan relating to such Accounts under the Surviving Plan, except that each participant shall be fully Vested in the full amount of the balance transferred from the Merged Plan to the Surviving Plan.

         As of February 4,1997, the assets of the Merged Plan shall continue to be invested in the Investment Funds under the Surviving Plan in accordance with the directions of the Participants in the Merged Plan.

         Effective February 4,1997, Participants shall have the right to redirect how their account balances in the Surviving Plan are invested.

                   ARIZONA WELDING EQUIPMENT CO. 401 (K) PLAN
                            SPECIAL MERGER PROVISION

MERGER AND ACCOUNT BALANCES

         Effective as of January 1, 1997, the assets of the Arizona Welding Equipment Co. 401(k) Plan ("Merged Plan") will be transferred in kind and merged into this Plan ("Surviving Plan"). The value of the account of each Participant in the Merged Plan shall be determined as of the December 31, 1996 valuation date of the Merged Plan. The balance in the various accounts of the Merged Plan shall be transferred to the trust of the Surviving Plan as of that date, shall constitute a balance in either the Participant's Elective Deferral Contributions Accounts, the Voluntary Contributions Accounts, Matching Contributions Accounts, or the Rollover Contributions Accounts of the Surviving Plan, as applicable, and shall thereafter be subject to all provisions of the Surviving Plan relating to such Accounts under the Surviving Plan, except that each Participant shall be fully Vested in the full amount of the balance transferred from the Merged Plan to the Surviving Plan.

         Until May 1, 1997, or if later the date on which it is administratively feasible for Participants to direct how their account balances in the Surviving Plan are invested, the assets of the Merged Plan shall continue to be invested as directed by the Trustee or other applicable ERISA fiduciary. Effective May 1, 1997, or as soon thereafter as administratively feasible, Participant shall have the right to direct how their account balances in the Surviving Plan are invested.

          PARRY CORPORATION SECOND AMENDED AND RESTATED PROFIT SHARING
                     PLAN AND TRUST SPECIAL MERGER PROVISION

MERGER AND ACCOUNT BALANCES

         Effective as of July 15, 1997, the assets of the Parry Corporation Second Amended and Restated Profit Sharing Plan and Trust ["Merged Plan") will be transferred in cash or in kind and merged into this Plan ("Surviving Plan"). The value of the account of each Participant in the Merged Plan shall be determined as of the July 15, 1997 valuation date of the Merged Plan. The balance in the various accounts of the Merged Plan shall be transferred to the trust of the Surviving Plan as of that date, shall constitute a balance in either the Participant's Elective Deferral Contributions Accounts, the Voluntary Contributions Accounts, Matching Contributions Accounts, Other Employer Contributions Accounts, or the Rollover Contributions Accounts of the Surviving Plan, as applicable, and shall thereafter be subject to all provisions of the Surviving Plan relating to such Accounts under the Surviving Plan, except that each Participant shall be fully Vested in the full amount of the balance transferred from the Merged Plan to the Surviving Plan

         Until July 15, 1997, or if later the date on which it is administratively feasible for Participants to direct how their account balances in the Surviving Plan are invested, the assets of the Merged Plan shall continue to be invested as directed by the Trustee or other applicable ERISA fiduciary. Effective July 15, 1997, or as soon thereafter as administratively feasible, Participants shall have the right to direct how their account balances in the Surviving Plan are invested .

            VALLEY WELDING SUPPLY CO. PROFIT SHARING AND SAVINGS PLAN
                            SPECIAL MERGER PROVISION

MERGER AND ACCOUNT BALANCES

         Effective as of December 31, 1997, the assets of the Valley Welding Supply Co. Profit Sharing and Savings Plan ("Merged Plan") will be transferred in cash or in kind and merged into this Plan ("Surviving Plan"). The value of the account of each Participant in the Merged Plan shall be determined as of the December 31, 1997 valuation date of the Merged Plan. The balance in the various accounts of the Merged Plan shall be transferred to the trust of the Surviving Plan as of that date, shall constitute a balance in either the Participant's Elective Deferral Contributions Accounts, the Voluntary Contributions Accounts, Matching Contributions Accounts, Other Employer Contributions Accounts, or the Rollover Contributions Accounts of the Surviving Plan, as applicable, and shall thereafter be subject to all provisions of the Surviving Plan relating to such Accounts under the Surviving Plan, except that each Participant shall be fully Vested in the full amount of the balance transferred from the Merged Plan to the Surviving Plan.

         Until January 1, 1998, or if later the date on which it is administratively feasible for Participants to direct how their account balances in the Surviving Plan are invested, the assets of the Merged Plan shall continue to be invested as directed by the Trustee or other applicable ERISA fiduciary. Effective January 1, 1998, or as soon thereafter as administratively feasible, Participants shall have the right to direct how their account balances in the Surviving Plan are invested.

            CBI 401 (K) PAY DEFERRAL PLAN SPECIAL TRANSFER PROVISION

TRANSFER AND ACCOUNT BALANCES

         Effective as of January 1, 1997, the assets of the CBI 401(K) Pay Deferral Plan ("Transfer Plan") for employees of Liquid Carbonic Industries,
Inc. ("Liquid") or its subsidiaries and affiliates who have transferred employment from Liquid or any of its subsidiaries or affiliates to a Primary Employer or an Adopting Employer will be transferred in cash into this Plan ("Surviving Plan"). The value of the account of each Participant in the Transfer Plan shall be determined as of the December 31, 1996 valuation date of the Transfer Plan. The balance in the various accounts of the Transfer Plan shall be transferred to the trust of the Surviving Plan as of that date, shall constitute a balance in either the Participant's Elective Deferral Contributions Accounts, Transfer ESOP Contributions Accounts, or the Rollover Contributions Accounts of the Surviving Plan, as applicable, and shall thereafter be subject to all provisions of the Surviving Plan relating to such Accounts under the Surviving Plan, except that each Participant shall be fully Vested in the full amount of the balance transferred from the Transfer Plan to the Surviving Plan.

         Until January 6, 1997, or if later the date on which it is administratively feasible for Participants to direct how their account balances in the Surviving Plan are invested, the assets of the Transfer Plan shall continue to be invested as directed by the Trustee or other applicable ERISA fiduciary. Effective January 6, 1997, or as soon thereafter as administratively feasible, Participants shall have the right to direct how their account balances in the Surviving Plan are invested

       By  executing  this  Plan,  the  Primary  Employer   acknowledges  having
counseled to the extent necessary with selected legal and tax advisors regarding She Plan s legal and tax implications.

Executed this 30th day of December, 1994/

                                            GENEX, LTD.

                                                /s/
                                            By:_________________________________

                                               _________________________________
                                                              Title

       The Adopting Employer must agree to participate in or adopt the Plan in writing. If this has not already been done, it may be done by signing below.

                                            GENESIS, LTD.     i

                                               /s/
                                            By:_________________________________

                                               _________________________________
                                                              Title
                                                            12/30/94
                                               _________________________________
                                                              Date

                                 AMENDMENT NO. 1
                GENEX, LTD. EMPLOYEES' PROFIT SHARING 401(K) PLAN

        The Plan named above gives the Employer the right to amend it at any time. According to that right, the Plan is amended as provided below:

Effective January 1, 1994

         by striking the following:

                  Page 1
                  Page 5
                  Page 20
                  Page 21

         and substituting the following:

                  Page 1
                  Page 5
                  Page 20
                  Page 21

        The provisions and conditions set forth on any page of this amendment are a part of the Plan as fully as if recited over the signature(s) below.

        By signing this amendment, the Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the amendment's legal and tax implications.

Signed this ______ day of _______________, 19___/

                                            GENEX, LTD.

                                               /s/
                                            By:_________________________________

                                               _________________________________
                                                              Title

                                 AMENDMENT NO. 2
                GENEX, LTD. EMPLOYEES' PROFIT SHARING 401(K) PLAN

        The Plan named above gives the Employer the right to amend it at any time. According to that right, the Plan is amended as provided below:

Effective January 1, 1993,

         by striking the following:

                  Page 48

         and substituting the following:

                  Page 48

        The provisions and conditions set forth on any page of this amendment are a part of the Plan as fully as if recited over the signature(s) below.

        By signing this amendment, the Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the amendment's legal and tax implications.

Signed this ______ day of _______________, 19___/

                                            GENEX, LTD.


                                            By:_________________________________

                                               _________________________________
                                                              Title

                                 AMENDMENT NO. 3
                GENEX, LTD. EMPLOYEES' PROFIT SPARING 401(K) PLAN

       The Plan named above gives the Employer the right to amend it at any. time. According to that right, the Plan is amended as provided below:

Effective July 1, 1996,

         by striking the following.

                  Title Page        Page 15
                  Page 1            Page 19
                  Page 3            Page 22
                  Page 5            Page 23
                  Page 7            Page 26
                  Page 8            Page 46
                  Page 9            Page 48

         and substituting the following

                  Title Page        Page 19
                  Page 1            Page 19a
                  Page 3            Page 22
                  Page 5            Page 23
                  Page 7            Page 23a
                  Page 8            Page 26
                  Page 9            Page 46
                  Page 15  Page 48

         The provisions and conditions set forth on any page of this amendment part of the Plan as fully as if recited over the signature(s) below.

         By signing this amendment, the Employee acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the amendment's legal and tax implications.

         Signed this _____ day of _________________, 19___.

GENEX, LTD.                                  PRAXAIR DISTRIBUTION, INC.


   /s/                                          /s/
By_________________________________          By_________________________________

      DIVISION HUMAN RESOURCE MGR.                 DIVISION HUMAN RESOURCE MGR.
      ----------------------------                 ----------------------------
         Title                                       Title

                                 AMENDMENT NO. 4
               PRAXAIR DISTRIBUTION. INC. 401 (K) RETIREMENT PLAN

         The Plan named above gives the Employer the right to amend it at any time. According to that right, the Plan is amended as provided below:

Effective January 1, 1997,

         by striking the following:

                  Page 1            Page 19a
                  Page 2            Page 22
                  Page 3            Page 23
                  Page 4            Page 24
                  Page 8            Page 26
                  Page 9            Page 27
                  Page 13           Page 42
                  Page 15           Page 46
                  Page 16           Page 56
                  Page 18           Page 62
                  Page 19           Page 77a

         and substituting the following:

                  Page 1            Page  22a
                  Page 2            Page 23
                  Page 3            Page 24
                  Page 4            Page 26
                  Page 4a           Page  27
                  Page 8            Page 42
                  Page 8a           Page  42a
                  Page 9            Page 42b
                  Page 13           Page 46
                  Page 15           Page 56
                  Page 15a          Page 62
                  Page 16           Page  62a
                  Page 18           Page 77a
                  Page 19           Page 77b
                  Page 19a          Page 77c
                  Page 19b          Page 77d
                  Page 22           Page 77e

         Effective July 1, 1997, by striking page 19 and substituting page 19.

         Effective August 1, 1997, by striking pages 14, 64, 65 and substituting pages 14, 64, 64a, 64b, 64c, 64d, 65, 65a.

         The provisions and conditions set forth on any page of this amendment are a part of the Plan as fully as if recited over the signature(s) below.

         By signing this amendment, the Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the amendment s legal and tax implications.

Signed this ______ day of _______________, 19___/

                                            PRAXAIR DISTRIBUTION, INC..

                                               /s/
                                            By:_________________________________

                                               _________________________________
                                                              Title

         The Adopting Employer must agree to participate in or adopt this Plan in writing. If this has not already been done, it may be done by signing below.

Signed this ______ day of _______________, 19___/

                                            WESTAIR CRYOGENICS CO..

                                               /s/
                                            By:_________________________________

                                               _________________________________
                                                              Title

                                            JACKSONVILLE WELDING SUPPLY, INC.

                                               /s/
                                            By:_________________________________

                                               _________________________________
                                                              Title